Exhibit 10.2

ENVIVIO, INC.

2000 STOCK OPTION PLAN

(As Amended March 23, 2006)

Maximum Aggregate Number of Shares: 6,616,891

1. Purposes of this Plan. The purposes of this 2000 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company’s business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement. Stock Purchase Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of the 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Envivio, Inc., a Delaware corporation.

(e) “Committee” shall mean the Committee appointed by the Board in accordance with Section 4 of this Plan, if one is appointed.

(f) “Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the event of transfers between locations of the Company or between the Company, its Parent, any of its Subsidiaries or its successors.

(g) “Employee” shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors; or, for purposes of eligibility for Nonstatutory Stock Options or Stock Purchase Right, any natural person employed by the Company, including officers and directors, or any consultant to, or director of, the Company, or any Parent or Subsidiary of the Company, whether or not such consultant or director is an employee of such entities.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor legislation.

(i) “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(j) “Non-Employee Director” shall mean a director who is a “Non-Employee Director,” as such term is defined under Rule 16b-3(b)(3)(i) promulgated pursuant to the Exchange Act and any applicable releases and opinions or the Securities and Exchange Commission.

(k) “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

(l) “Option” shall mean a stock option granted pursuant to this Plan that entitles the holder to purchase Shares.

(m) “Option Agreement” shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing an Option.

(n) “Optioned Stock” shall mean the Common Stock subject to an Option.

(o) “Optionee” shall mean an Employee who is granted an Option.

(p) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

(q) “Plan” shall mean this 2000 Stock Option Plan.

(r) “Purchaser” means an Employee who is granted a Stock Purchase Right.

(s) “Registration Date” shall mean the effective date of the first registration statement which is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(t) “Restricted Stock” means Shares purchased pursuant to the grant of a Stock Purchase Right.

(u) “Securities Act” shall mean the Securities Act of 1933, as amended, or any successor legislation.

(v) “Share” or “Shares” shall mean the Common Stock, as adjusted in accordance with Section 11 of this Plan.

(w) “Stock Purchase Agreement” shall mean an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option or Restricted Stock upon exercise of a Stock Purchase Right.

(x) “Stock Purchase Right” means the right to purchase Restricted Stock granted pursuant to Section 11 of the Plan.

(y) “Subsidiary” shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

3. Stock Subject to this Plan. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under this Plan is listed above as the “Maximum Aggregate Number of Shares”. The Shares may be authorized, but unissued or reacquired Shares other than reacquired Shares delivered pursuant to Section 7(c)(iv) hereof as payment of consideration in the exercise of an option.

If (a) an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full or (b) if the Company repurchases Shares from the Optionee or Purchaser pursuant to the terms of a Stock Purchase Agreement (provided that in the case of an Optionee, that the Optionee did not receive benefits of ownership, such as dividends, which would destroy the exemption from the provisions of Section 16(b) of the Exchange Act provided by Rule 16b-3 promulgated pursuant to the Exchange Act), the unpurchased Shares or repurchased Shares, respectively, which were subject thereto shall, unless this Plan shall have been terminated, return to this Plan and become available for other Options or Stock Purchase Rights under this Plan.

The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and is not an investment company registered or required to be registered under the Investment Company Act of 1940, as amended, all offers and sales of Options, Stock Purchase Rights and Common Stock issuable upon exercise of any Option or Stock Purchase Right shall be exempt from registration under the provisions of Section 5 of the Securities Act, and this Plan shall be administered in such a manner so as to preserve such exemption. The Company intends for this Plan to constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 (“Rule 701”) promulgated by the Securities and Exchange Commission pursuant to the Securities Act. Unless otherwise designated by the Committee at the time an Option and Stock Purchase Right is granted, all Options and Stock Purchase Rights granted under this Plan by the Company, and the issuance of any Shares upon exercise thereof, are intended to be granted in reliance on Rule 701.

4. Administration of this Plan.

(a) Procedure. This Plan shall be administered by the Board. The Board may appoint a Committee consisting of two (2) or more members of the Board (or such greater number as is required to qualify for the exemption from the provisions of Section 16(b) of the Exchange Act provided by Rule 16b-3 promulgated pursuant to the Exchange Act) to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members of the Board thereto, remove members (with or without cause) and appoint new members of the Board in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan. Members of the Board or Committee who are either eligible for Options or Stock Purchase Rights or have been granted Options or Stock Purchase Rights may vote on any matters affecting the administration of this Plan or the grant of Options or Stock Purchase Rights pursuant to this Plan, except that no such member shall act upon the granting of an Option or Stock Purchase Right to such person nor shall any such member’s presence at a meeting of the Board of Directors establish the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option or Stock Purchase Right to him.

(b) Procedure After Registration Date. Notwithstanding the provisions of Section 4(a) above, after the Registration Date this Plan shall be administered either by: (i) the full Board, provided that at all times each member of the Board is a Non-Employee Director; or (ii) a Committee which at all times consists solely of Board members who are Non-Employee Directors. After the Registration Date, the Board shall take all action necessary to administer this Plan in accordance with the then-effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to this Plan required for compliance with such provisions shall be made in accordance with Section 13 of this Plan.

(c) Powers of the Board and/or Committee. Subject to the provisions of this Plan, the Committee or the Board, as appropriate, shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options and Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7 of this Plan, the fair market value per Share; (iii) to determine the exercise price of the Options or Stock Purchase Rights, which exercise price and type of consideration shall be determined in accordance with Section 7 of this Plan; (iv) to determine the Employees to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted, and the number of Shares to be subject to each Option or Stock Purchase Right; (v) to prescribe, amend and rescind rules and regulations relating to this Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Option Agreements and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option Agreement and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option or Stock Purchase Right, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee or Purchaser, to amend any such agreement; (viii) to interpret this Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Stock Purchase Rights, Options or agreements relating to the grant or exercise thereof; and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of this Plan.

(d) Effect of the Board’s or Committee’s Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees, Purchasers and any other holders of Options or Stock Purchase Rights.

5. Eligibility. Options and Stock Purchase Rights may be granted only to Employees. An Employee who has been granted an Option or Stock Purchase Right may, if such Employee is otherwise eligible, be granted additional Options or Stock Purchase Rights.

6. Term of Plan. This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company’s capital stock entitled to vote on the adoption of this Plan. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated in accordance with the terms and provisions of this Plan.

7. Option and Stock Price; Consideration.

(a) Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than eighty-five percent (85%) with respect to Nonstatutory Stock Options and Stock Purchase Rights, and one hundred percent (100%) with respect to Incentive Stock Options, of the fair market value per Share on the date of grant. In the case of an Option granted to an Employee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, the exercise price per Share shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.

(b) Fair Market Value. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System), or, in the event the Common Stock is listed on a stock exchange or on the NASDAQ System, the fair market value per Share shall be the closing price on the exchange or on the NASDAQ System as of the date of grant of the Option or Stock Purchase Right, as reported in The Wall Street Journal.

(c) Payment of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes, Shares held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes which have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment. Subject to subparagraphs (i) through (iv) hereto, utilization of Shares as the method of payment may be completed by either (a) the tender of Shares then held by the Optionee or Purchaser, or (b) the withholding of Shares which would otherwise be issued pursuant to an Option pursuant to broker-dealer sale and remittance procedure described in subparagraph (iii) hereto. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration is deemed to be such as may be reasonably expected to benefit the Company.

(i) If the consideration for the exercise of an Option or Stock Purchase Right is a promissory note, it shall be a full recourse promissory note executed by the Optionee or Purchaser, bearing interest at a rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option or Stock Purchase Right in escrow as security for payment of the promissory note.

(ii) If the consideration for the exercise of an Option or Stock Purchase Right is the surrender of previously acquired and owned Shares, the Optionee or Purchaser will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase, including, without limitation, representations and warranties that the Optionee or Purchaser has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The value of the Shares used to effect the purchase shall be the fair market value of those Shares as determined by the Board in its sole discretion, exercised in good faith.

(iii) If the consideration for the exercise of an Option is to be paid through a broker-dealer sale and remittance procedure, the Optionee shall provide (1) irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (2) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

(iv) If an Optionee is permitted to exercise an Option by delivering shares of the Company’s Common Stock, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (1) delivering whole shares of the Company’s Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the option price; and/or (2) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the option price. Shares of the Company’s Common Stock so delivered or withheld shall be valued at their fair market value on the date of exercise of the Option, as determined by the Committee and/or the Board, as appropriate. Any balance of the exercise price shall be paid in cash or by check or a promissory note, each in accordance with the terms of this Section 7. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of this Plan and for Options subsequently granted thereunder to the extent permissible pursuant to Section 3 of this Plan.

8. Options.

(a) Terms and Provisions of Options. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board and/or Committee shall have the authority to determine the terms and provisions of any Option granted under this Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted pursuant to this Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

(b) Term of Option. The term of each Option may be up to ten (10) years from the date of grant thereof as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Option granted to an Employee who, at the time the Option is granted, owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(c) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option shall be exercisable at such times, in such installments and under such conditions as may be determined by the Board and specified in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and, except when the broker-dealer sale and remittance procedure described in Section 7(c)(iii) hereto is used, full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of this Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of this Plan. Until the Option is properly exercised in accordance with the terms of this paragraph, no right to vote or receive dividends or any other rights as a stockholder exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 11 of this Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless this Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon exercise of an Option to be delivered and deposited with the Company as security for the Optionee’s faithful performance of the terms of his Stock Purchase Agreement.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Status as an Employee. If an Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates his Continuous Status as an Employee, such Optionee shall have the right to exercise the Option at any time within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board at the time of granting the Option), following the date such Optionee ceases his Continuous Status as an Employee of the Company to the extent that such Optionee was entitled to exercise the Option at the date of such termination; provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

(iii) Death or Disability of Optionee. If an Optionee ceases to serve as an Employee due to death or disability and thereby terminates his Continuous Status as an Employee, the Option may be exercised at any time within six (6) months following the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise the Option at the date of his termination of employment by death or disability; provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his termination of employment by death or disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate.

(iv) Extension of Time to Exercise. Notwithstanding anything to the contrary in this Section 8, the Board may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his Nonstatutory Stock Option following the date the Optionee ceases such Optionee’s Continuous Status as an Employee; provided, however, that (1) the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following such termination date shall not exceed an aggregate of six (6) months, (2) the Nonstatutory Stock Option shall not become exercisable after the expiration of the term of such Option as set forth in the Option Agreement as a result of such extension, and (3) notwithstanding any extension of time during which the Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Board, shall only be exercisable to the extent to which the Optionee was entitled to exercise it on the date Optionee ceased Continuous Status as an Employee. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise an Option which Optionee was entitled to exercise within the time specified herein, the Option shall terminate.

9. Limit on Value of Optioned Stock. No Incentive Stock Option may be granted to an Employee if, as a result of such grant, the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parents or its Subsidiaries, if any, exceeds One Hundred Thousand Dollars ($100,000).

10. Nontransferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee.

11. Stock Purchase Rights and Repurchase Option.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Board or Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Stock Purchase Agreement in the form determined by the Board.

(b) Repurchase Option. Unless the Board determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the termination of the Purchaser’s Continuous Status as an Employee for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine, except that with respect to Shares purchased by officers, directors and consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

(c) Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion.

(d) Rights as a Shareholder. After the Stock Purchase Right is exercised, the Purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when such purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12. Adjustments Upon Changes in Capitalization or Merger.

(a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option or Stock Purchase Right, and the number of Shares which have been authorized for issuance under this Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option or Stock Purchase Right or repurchase of shares from an Optionee or Purchaser upon termination of employment or service, as well as the exercise or purchase price per Share covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Common Stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees, including, without limitation, officers and directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to this Plan or an Option.

(b) In the event of the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board may (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) declare that outstanding Options and Stock Purchase Rights shall terminate as of a date fixed by the Board which is at least thirty (30) days after the notice thereof to the Optionee of Purchaser, unless such thirty (30) day period is waived by the Optionee or Purchaser. In the event of a dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company, the Company’s outstanding Options and Stock Purchase Rights shall terminate as to an Optionee or Purchaser upon termination of Continuous Status as an Employee.

(c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option or Stock Purchase Right, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

13. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall be the date on which the Board makes the determination granting such Option or Stock Purchase Right; provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of this Plan.

(a) Amendment and Termination. The Board may amend or terminate this Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the outstanding shares of the Company’s capital stock, no such revision or amendment shall:

(i) Increase the number of Shares subject to this Plan, other than in connection with an adjustment under Section 12 of this Plan;

(ii) Materially change the designation of the class of Employees eligible to be granted Options or Stock Purchase Rights;

(iii) Remove the administration of this Plan from the Board (other than to the Committee);

(iv) Materially increase the benefits accruing to participants under this Plan; or

(v) Extend the term of this Plan.

(b) Effect of Amendment or Termination. Except as otherwise provided in Section 12, any amendment or termination of this Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser and the Company, which agreement must be in writing and signed by the Optionee or Purchaser and the Company.

15. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirement of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Option or Stock Purchase Right, the Board may require the person exercising such Option or Stock Purchase Right to execute an agreement with, and/or may require the person exercising such Option or Stock Purchase Right to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

16. Reservation of Shares. The Company, during the term of this Plan, at all times shall reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Company, during the term of this Plan, shall use diligent efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Stock Option, Stock Purchase Right and Stock Purchase Agreements. Options shall be evidenced by written stock option agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement (if required to be executed and delivered to the Company by an Optionee as a condition to the exercise of an Option) in such form or forms as the Board shall approve from time to time. Upon the exercise of a Stock Purchase Right, the Purchaser shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

18. Shareholder Approval. Continuance of this Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. All Options and Stock Purchase Rights granted prior to shareholder approval of this Plan are subject to such approval, and if such approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board all such Options and Stock Purchase Rights shall expire and shall be of no further force or effect.

19. Taxes, Fees, Expenses and Withholding of Taxes.

(a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options, Stock Purchase Rights and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use diligent efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

(b) The grant of Options or Stock Purchase Rights hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee or Purchaser any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of such Option or Stock Purchase Right or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee or Purchaser are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee or Purchaser, as a condition of the exercise of an Option or Stock Purchase Right, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company’s satisfaction of its withholding obligations under federal and state law.

(c) The Board or the Committee may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of SEC Rule 16b-3 and interpretations thereof by the staff of the Securities and Exchange Commission) provide any or all holders of outstanding Options or Stock Purchase Rights under this Plan with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Options, one or more of such shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% specified by the optionee) of the Federal and State income taxes (“Taxes”) incurred in connection with the acquisition of such Shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Company in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes or such other date required by the applicable safe-harbor provisions of SEC Rule 16b-3.

20. Liability of Company. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee, Purchaser or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

21. Information to Optionee/Purchaser. The Company shall provide without charge at least annually to each Optionee or Purchaser during the period his Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee’s Option is outstanding, the Company shall provide to each Optionee or Purchaser a copy of each such report.

22. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, as first class, registered or certified mail, with postage and fees prepaid and addressed (i) if to the Company, at its principal place of business, attention: Secretary, or (ii) if to the Optionee/Purchaser at his address as set forth on the signature page of his Option Agreement or Stock Purchase Right, or at such other address as either party may from time to time designate in writing to other. It shall be the obligation of each Optionee and Purchaser and each transferee holding Shares purchased upon exercise of an Option or Stock Purchase Right to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his direct mailing address.

23. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of this Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options or Stock Purchase Rights authorized hereunder prior to the grant thereof to such Employee, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

24. Legends on Certificates.

(a) Federal Law. Unless an appropriate registration statement is filed pursuant to the Securities Act of 1933 with respect to the Options, Stock Purchase Rights and Shares issuable under this Plan, each document or certificate representing such Options, Stock Purchase Rights or Shares shall be endorsed thereon with a legend substantially as follows:

“THIS SECURITY AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) California Legend. If required by the California Commissioner of Corporations, each document or certificate representing the Options, Stock Purchase Rights or Shares issuable under this Plan shall be endorsed thereon with a legend substantially as follows:

“IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE

COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

(c) Additional Legends. Each document or certificate representing the Options, Stock Purchase Rights or Shares issuable under this Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option or Stock Purchase Right under this Plan.

25. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

26. Compliance with Exchange Act Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, promulgated pursuant to the Exchange Act, or its successors. To the extent any provision of this Plan or action by the Board or any Committee fails so to comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or any Committee.

27. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

28. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

ENVIVIO, INC.

COMMON STOCK PURCHASE AGREEMENT

(Founder w/ Note)

This Common Stock Purchase Agreement (the “Agreement”) is made as of the 15th day of December 2005, by and among ENVIVIO, INC., a Delaware corporation (the “Company”),              (“Purchaser”) and the Secretary of the Company (as Escrow Agent under Section 4 of this Agreement). All terms not defined herein shall have the meaning defined in the Employment Agreement (as defined below).

The parties agree as follows:

1.	Common Stock Purchase.

1.1 Purchase. Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, on the Closing Date (as defined herein)              shares of the Company’s Common Stock (the “Shares”), at a price of $ 0.42 per share (“Original Issuance Price”) and an aggregate purchase price of $            . The term “Shares” refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock dividends, splits or consolidations or pursuant to any recapitalization, consolidation, merger, reorganization or the like.

1.2 Payment. The aggregate purchase price shall be payable in cash, check or a promissory note (“Note”) in the form attached to this Agreement as Exhibit C.

2.	Closing; Delivery.

2.1 Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they may agree (the “Closing Date”).

2.2 Delivery. At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser’s name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid on the Closing Date by delivery of the consideration referenced in Section 1.2 above.

2.3 Note Security. If a Note is used for payment, to secure payment of the Note, the parties agree to the following:

(a) The Note shall become payable in full upon the earlier of the following: (i) the term set forth in the Note, (ii) default under the Note, (iii) upon termination of the Purchaser’s employment with the Company, (iv) upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock, or (v) a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51% of the surviving entity.

(b) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and assigns, transfers, pledges and delivers to the Company all certificates representing the Shares (the “Collateral”) and an executed blank stock assignment in the form of Exhibit A.

(c) In the event of any foreclosure of the Company’s security interest in the Collateral, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of Company, the securities laws affecting the sale of the Shares make a public sale of the Shares in the event of foreclosure of the Company’s security interest commercially unreasonable. The parties further agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares, the restrictions of applicable securities laws or other restrictions imposed pursuant to this Agreement.

(d) In the event of default in payment when due of any indebtedness under Purchaser’s Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party, including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(i) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys’ fees and legal expenses incurred by the Company.

(ii) In satisfaction of the remaining indebtedness under Purchaser’s Note.

(iii) To Purchaser, any remaining proceeds.

(e) Upon payment by Purchaser of any principal amount pursuant to the terms of the Note, the Secretary of the Company or his designee (“Escrow Agent”) shall upon Purchaser’s request, issue to Purchaser (but not more often than once during any six-calendar month period) a certificate representing the number of Shares in Escrow Agent’s possession which were fully paid based upon the number of Shares which were purchasable at the original issue price for the amount of the Note principal paid, and such Shares shall be released from the Collateral and as security for the Note under this Section 2.3. Escrow Agent shall then be discharged of all further obligations relating to such Shares under this Section; notwithstanding the foregoing, Escrow Agent shall retain the Shares if at the time of full payment by Purchaser of such Shares, the Shares are still subject to the escrow provisions contained in Section 4 hereof. Unless Purchaser instructs otherwise, such released Shares shall remain as Collateral under this Section 2.3 to further secure the balance of the Note remaining unpaid.

3.	Limitations on Transfer.

In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except as provided in this Section 3.

3.1 Repurchase Option.

(a) In the event of termination of Purchaser’s employment or consultant arrangement with the Company or any subsidiary of the Company (the “Employment/Consultant Arrangement”) for any reason, with or without cause (whether voluntary or involuntary, including death or disability) (collectively referred to as the “Termination”), the Company shall upon the date of such Termination have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase up to the total number of the Shares specified in Section 3.1(b) at the Original Issuance Price per Share, as adjusted for stock splits, stock dividends, consolidations and the like.

(b) All of the Shares purchased by Purchaser shall initially be subject to the Repurchase Option. Thereafter, the Shares initially subject to the Repurchase Option shall be released from the Repurchase Option, cumulatively, as to one-forty-eighth (1/48th) of the Shares after each month following such Vesting Commencement Date during the Employment/Consultant Arrangement; provided, however, in the event of the involuntary termination of Purchaser’s employment without Cause, then an additional amount of the Shares which would have been released from the Repurchase Option over an additional six (6) month period from such termination date shall be released from the Repurchase Option. For the purpose of this Agreement, the term “Cause” shall mean any of the following: (i) the commission of any act of fraud with respect to the Company (or the surviving entity or any of its affiliates) causing material harm to the business, assets or reputation of the Company (or any surviving entity or its affiliates); (ii) the conviction of a felony causing material harm to the standing and reputation of the Company (or the surviving entity or any of this affiliates); or (iii) the Founder’s intentional and unauthorized use or disclosure of the confidential information or trade secrets of the Company (or the surviving entity or any of its affiliates) which use causes material harm to the Company (or the surviving entity or any of its affiliates).

(c) Within sixty (60) days following Purchaser’s Termination, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares pursuant to the exercise of the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser in writing of its (or its assignee’s) intention to purchase such Shares hereunder at the repurchase price per share set pursuant to Section 3.1(a) and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares or (ii) close the transaction by mail by including payment for the Shares with the Company’s notice to Purchaser. Payment for the Shares may be in the form of cash, the Company’s check or cancellation of all or a portion of Purchaser’s indebtedness to the Company or any combination thereof. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and cancelled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed cancelled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised its Repurchase Option within ninety (90) days following Purchaser’s Termination shall be released from the Repurchase Option.

3.2 Right of First Refusal.

In the event Purchaser or his transferee desires (or is required) to sell or transfer in any manner any of the Shares that are not subject to the Repurchase Option, Purchaser shall first offer such Shares for sale to the Company and the holders of the Company’s Preferred Stock (“Investor”) upon the terms and conditions set forth in the Right of First Refusal and Co-Sale Agreement entered into between the Company, certain Key Man, and the Investors dated August 9, 2004 (“ROFR and Co-Sale Agreement”) or any such subsequent agreement replacing of superceding the ROFR and Co-Sale Agreement.

3.3 Involuntary Transfer.

(a) In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”) at a price (i) set pursuant to Section 3.4 for those Shares that are not subject to the Repurchase Option and (ii) equal to the Original Issuance Price, as adjusted for stock splits, stock dividends, consolidations and the like for those Shares that are subject to the Repurchase Option. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.

(b) The Company (or its assignee) shall notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the date on which the Company was notified of the transfer. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than thirty (30) days from the date of the Company’s notice to Purchaser and the person acquiring the Shares. At such closing, the Company (or its assignee) shall tender payment for the Shares in the form of a check, cancellation of Purchaser’s indebtedness to the Company or some combination thereof and the certificate(s) representing the Shares so purchased shall be cancelled.

3.4 Determination of Price by Board. With respect to the Shares to be transferred pursuant to the Right of First Refusal or the Involuntary Transfer Option where the price per Share is to be determined pursuant to this Section 3.4, the price per Share shall be a price set by the Board of Directors of the Company that will reflect the then current value of such Shares. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Investors and the Purchaser, absent fraud or error; provided however if the non-cash consideration is composed of securities listed on a regulated exchange, then the value will be deemed to be the average of the price of the security during the prior five (5) day trading period. The Company shall notify Purchaser, his representative or the person acquiring the Shares under Section 3.3 of the price so determined within forty-five (45) days after receipt by the Company of written notice of the transfer or proposed transfer of the Shares.

3.5 Restriction on Alienation. Purchaser agrees that Purchaser will not sell, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares subject to the Repurchase Option, or any right or interest therein, whether voluntarily, by operation of law or otherwise, without the prior written consent of the Company. Any sale, transfer or disposition or purported sale, transfer or disposition of any of the Shares by Purchaser shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser hereby authorizes and directs the Escrow Agent or the Transfer Agent of the Company, as applicable, to transfer the Shares as to which the Repurchase Option, Right of First Refusal or Involuntary Transfer Option has been exercised from Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause the Escrow Agent or its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

3.6 Assignment By Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

3.7 Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including, insofar as applicable, the Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option under this Section 3. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

3.8 Termination of Rights. The Repurchase Option, Right of First Refusal and the Involuntary Transfer Option granted by this Section 3 shall terminate as to all of the Shares subject these restrictions on transfer on the occurrence of the merger or consolidation of the Company into, or the sale of all or substantially all of the Company’s assets to, another corporation, except that these restrictions on transfer shall not terminate if immediately after such merger, consolidation or sale of assets, at least fifty-one percent (51%) of the capital stock of such other corporation is owned by persons who are holders of shares of capital stock of the Company immediately before such merger, consolidation or sale. The Right of First Refusal and Involuntary Transfer Option granted by this Section 3 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

3.9 Replacement Certificate. In the event the restrictions imposed by this Agreement shall be terminated as provided in this Section 3 a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Section 6.1(b) herein.

3.10 Excluded Transfers. The restrictions on transfer of this Section 3 shall not apply to an inter-vivos transfer to Purchaser’s ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

3.11 Indebtedness. Notwithstanding any provision to the contrary in this Agreement, any payment by the Company for purchase of Shares from Purchaser may be made by cancellation of any indebtedness to Company from Purchaser.

3.12 Market Standoff Agreement. Purchaser, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchaser during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

4.	Escrow; Escrow Instructions.

As security for Purchaser’s faithful performance of the terms and provisions of this Agreement and to insure the availability for delivery of the Shares upon the Company’s (or its assignee’s) exercise of the Repurchase Option, Right of First Refusal or Involuntary Transfer Option, Purchaser shall, at the Closing Date, deliver and deposit with the Secretary of the Company, or such other person designated by the Company as Escrow Agent in this transaction, the share certificate(s) representing the Shares, together with a stock assignment duly endorsed in blank (in the form of Exhibit A to this Agreement). The Escrow Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement including the stock certificate(s) evidencing the Shares and the stock assignment in accordance with the following terms of this Section 4.

4.1 Rights Exercise. In the event the Company (or its assignee) shall elect to exercise the Repurchase Option, Right of First Refusal or Involuntary Transfer Option set forth in Section 3 of this Agreement (collectively the “Rights”) in whole or in part, the Company (or its assignee) shall give to Purchaser and to Escrow Agent a written notice specifying a time, place and/or manner for a closing hereunder.

4.2 Closing Instructions. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to take all such actions as may be necessary or proper to close the transaction contemplated by such notice in accordance with the terms of such notice. At the closing, Escrow Agent is directed to (i) date such stock assignment as shall be necessary for the specific transfer, (ii) fill in the number of Shares being transferred, and (iii) deliver the same, together with the certificate(s) evidencing the Shares to be transferred, to the Company (or its assignee) as provided in this Agreement against the simultaneous delivery to Escrow Agent of the purchase price for the number of Shares being purchased pursuant to this Agreement.

4.3 Additional Share Deposit. Purchaser irrevocably authorizes the Company to deposit with Escrow Agent any securities (including additional shares of the Company’s Common Stock) or other property (including cash) which Purchaser would be entitled to receive on account of any Shares held by Escrow Agent hereunder. To facilitate the performance of this Agreement, Purchaser irrevocably constitutes and appoints Escrow Agent as his attorney-in-fact and agent for the term of the escrow to execute with respect to such Shares all stock certificates, stock assignments, or other instruments, which shall be necessary or appropriate to make such securities negotiable and to complete any transaction contemplated under this Agreement, including but not limited to any filings to comply with state or federal securities laws.

4.4 Share Release. Upon written request from the Company and Purchaser, Escrow Agent is authorized to release from escrow the number of Shares indicated in that written request pursuant to this Agreement.

4.5 Escrow Termination. The escrow shall terminate upon the termination of the Company’s Rights under Section 3 of this Agreement. Upon termination of this escrow, Escrow Agent shall delivery to Purchaser all documents, securities, or other property belonging to Purchaser that are still in Escrow Agent’s possession, and Escrow Agent shall be discharged of all further obligations under Section 4.

4.6 Escrow Amendment. Escrow Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties to this Agreement and approved by Escrow Agent.

4.7 Escrow Agent Liability. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent’s own good judgment and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent’s own attorneys shall be conclusive evidence of such good faith. Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. Escrow Agent shall not be liable for the termination of any rights under any applicable statute of limitations with respect to the provisions of this Section 4 or any documents deposited with Escrow Agent.

4.8 Court Orders. Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

4.9 Execution Effect. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of Section 4 and for no other provisions of this Agreement.

4.10 Escrow Agent Successors. If, prior to the termination of this Escrow, Escrow Agent shall die or shall cease to be Secretary of the Company, any other officer of the Company may, from time to time, at the request of the Company’s Board of Directors, discharge any of the duties and perform any of the acts to be performed by Escrow Agent as Escrow Agent.

5.	Investment Representations.

In connection with the acquisition of the Shares, Purchaser represents to the Company the following:

5.1 Investment. Purchaser is acquiring the Shares to be issued to Purchaser for investment for Purchaser’s own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933 (the “Securities Act”), the California Corporate Securities Law of 1968, as amended (“California Securities Law”) or to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares to be issued to Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

5.2 Restrictions on Transfer. Purchaser acknowledges that the Shares to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares.

5.3 Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

5.4 Exemption from Registration. Purchaser further acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

5.5 Relationship to Company; Experience. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser’s business or financial experience has the capacity to protect Purchaser’s own interests in connection with Purchaser’s acquisition of the Shares to be issued to Purchaser hereunder. Purchaser has such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available to Purchaser in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

5.6 Purchaser’s Liquidity. In reaching the decision to invest in the Shares, Purchaser has carefully evaluated Purchaser’s financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible personal contingencies, (ii) has no need for liquidity in Purchaser’s investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser’s commitment to investments which are not readily marketable is not disproportionate to Purchaser’s net worth and Purchaser’s investment in the Shares will not cause Purchaser’s overall commitment to become excessive.

5.7 Offer and Sale. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

5.8 Access to Data. Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser’s investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

5.9 Risks. Purchaser acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser’s ownership interest in the Company.

5.10 Valid Agreement. This Agreement when executed and delivered by Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

5.11 Residence. The address set forth on the signature page of this Agreement is Purchaser’s current address and accurately sets forth Purchaser’s place of residence.

6.	Securities Compliance.

6.1 Legends. The certificate or certificates representing the Shares shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

6.2 No Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

6.3 Transfers. In addition to the restrictions imposed under Section 3, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

7.	Tax Considerations.

7.1 Tax Effects. Purchaser understands that the tax consequences to Purchaser as a result of this transaction depend on Purchaser’s individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser’s ownership of the Shares. Purchaser has consulted with Purchaser’s own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

7.2 Tax Election. Purchaser shall notify the Company in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986 within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to Purchaser in the absence of such an election.

7.3 Compliance with Income Tax Laws.

(a) Purchaser authorizes the Company to withhold in accordance with applicable law from any compensation payable to Purchaser any taxes required to be withheld by Federal, state or local laws as a result of the purchase of the Shares. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the purchase of the Shares, Purchaser agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Purchaser is an employee of the Company at that time.

(b) In the event that the Note is subject to the provisions of Section 1274 of the Internal Revenue Code of 1986, as amended (the “Code”), and would have original issue discount subject to Section 1272 of the Code, the Company and the Purchaser agree to make and file a timely election under Section 1274A(c) of the Code and regulations thereunder to account for all of the interest on the Note on the cash receipts and disbursements method for Federal income tax purposes.

8.	Miscellaneous.

8.1 Amendment. This Agreement may only be amended by written agreement between Company and Purchaser (or with respect to Section 4, by written agreement among the Company, Purchaser and the Escrow Agent).

8.2 Notices. Any notice, demand, request or other communications hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by courier or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, if to Purchaser, at his address as shown on the stock records of the Company or if to Escrow Agent, at the Company’s principal place of business, Attention: the Secretary. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

8.3 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

8.4 Further Actions. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

8.5 Shareholder Rights. Subject to the provisions of this Agreement, Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

8.6 Injunctive Relief. Purchaser agrees that the Company and/or other shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

8.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

8.9 No Employment Effect. Nothing contained herein shall confer upon Purchaser any right to continue in the employ of, or a consulting relationship to, the Company, and the Company reserves all rights to discharge Purchaser for any reason whatsoever, with or without cause.

8.10 Expenses. Each party hereto shall pay his own expenses incurred (including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

8.11 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

8.12 Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

8.13 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

8.14 Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

	ENVIVIO, INC.		PURCHASER

By		By
Albert Liong, C.F.O and COO

Address:
ESCROW AGENT
(For the purposes of Section 4 only)

By
Albert Liong, Secretary

VESTING COMMENCEMENT DATE
(for the purposes of Section 3.1)

[Insert VCD]

SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Common Stock Purchase Agreement and that I know its content. I am aware that by its provisions my spouse agrees to sell all his/her Shares, including any community property interest I may have, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement and agree that these Shares and any interest I may have in them are subject to the provisions of the Common Stock Purchase Agreement and that I will take no action at any time to hinder the operation of the Common Stock Purchase Agreement on these Shares or any interest I may have in them.

SPOUSE OF PURCHASER

By

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                                  (            ) shares of the Common Stock (the “Shares”) of ENVIVIO, INC., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No.      herewith, and does hereby irrevocably constitute and appoint                      attorney to transfer such Shares on the books of the Company with full power of substitution in the premises.

Dated:	By

*	This Assignment may only be used in connection with the rights of the Company under Section 2.3 and Section 3.1 of a Common Stock Purchase Agreement with the signatory of this Assignment.

EXHIBIT B

STOCK CERTIFICATE AND ESCROW RECEIPT

The undersigned Purchaser acknowledges receipt of a copy of Certificate No.      for              shares of Common Stock of ENVIVIO, INC.

The undersigned understands that the original of the stock certificate has been deposited into escrow in accordance with Section 4 of the Common Stock Purchase Agreement and is being held by the Escrow Agent at the principal offices of ENVIVIO, INC.

The undersigned acknowledges that the certificate contains legends restricting transfer as specified in Section 6 of the Common Stock Purchase Agreement.

PURCHASER

Dated:	By

EXHIBIT C

PROMISSORY NOTE

$	South San Francisco, California Effective

For value received, the undersigned promises to pay to ENVIVIO, INC, a Delaware corporation (the “Company”), or order, at its principal office, the principal sum of                                          with interest thereon at the applicable federal rate in effect for the month of the date noted above under § 1274(d) of the Internal Revenue Code (to be later inserted at the bottom of this Note), compounded annually, on the unpaid balance of the principal sum. All principal and accrued interest shall be due and payable on or before four (4) years after the date of this Note and shall initially be paid through a payroll deduction program instituted by the Company.

The foregoing notwithstanding, this Note shall be immediately due and payable, at the option of the holder, upon the termination of the employment of the undersigned by the Company for any reason, the term set forth in the Note, any default under the Note, upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock, or a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51 percent of the surviving entity.

The principal and interest are payable in lawful money of the United States of America. The undersigned may prepay in full the amount of any principal or accrued interest under the Note.

Should default be made in the payment of any installment when due, then the whole sum of principal and accrued interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

This Note is secured by a pledge of certain shares of the Company’s Common Stock pursuant to a Common Stock Purchase Agreement of even date herewith, and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

Purchaser

Interest Rate:

M E M O R A N D U M

TO:	Purchaser under the Common Stock Purchase Agreement

FROM:	Envivio, Inc. (the “Company”)

DATE:

RE:	Section 83(b) Election; Rule 144

The Common Stock Purchase Agreement (the “Agreement”) pursuant to which Common Stock of the Company is being purchased provides, among other things, that (i) the shares being purchased vest in installments over a specified time period, and (ii) if the purchaser’s relationship with the Company terminates before the shares are fully vested, the Company has the right to repurchase the unvested shares from the purchaser for the original issuance price of such shares. In addition, the Company has a right of first refusal in the event the purchaser desires to sell or otherwise transfer the shares to a third party or in the event of a transfer by operation of law or other involuntary transfer.

The purpose of this memorandum is to inform you of certain tax and securities laws considerations in connection with the purchase of the Company’s Common Stock under the Agreement. The first part of this memorandum discusses Section 83 of the Internal Revenue Code of 1986 (the “Code”) and the availability of the election under Section 83(b) of the Code which, if timely made and depending on your personal tax situation, can help minimize your potential tax liability. The second part of this memorandum discusses certain considerations under Rule 144 relating to the payment for Common Stock of the Company using a promissory note. However, purchasers should consult their own tax advisors for specific tax advice.

I. Section 83(b) Election

Section 83 sets forth rules governing the taxation of property, including stock, received by a person in connection with the performance of services. Under Section 83, a purchaser of stock subject to restrictions (such as the Company’s right to repurchase upon termination of the purchaser’s relationship with the Company) will generally recognize ordinary income at such time as restrictions on the stock lapse in an amount equal to the “spread” (i.e., the difference between the purchase price and the fair market value of the stock) calculated at the time the restrictions lapse.

To avoid being taxed at the time the stock restrictions lapse, as required by Section 83, a purchaser may wish to consider making an election under Section 83(b), commonly referred to as a “Section 83(b) election”. If you make this election, you must include, as ordinary income in the year the stock is purchased, an amount equal to the spread on the date the stock is purchased. Such an election must be made within 30 days of purchase and is generally not revocable. It should also be noted that in order to avoid being taxed on the spread as restrictions lapse, a person must make a Section 83(b) election even if no spread exists on the date of purchase as, for example, in the case where one pays fair market value for the stock.

The principal advantage of making a Section 83(b) election is that it permits you to avoid being taxed on the subsequent appreciation in the value of the stock at such time or times as the restrictions on the stock lapse or expire. If a valid Section 83(b) election is made, only the spread, if any, on the date of purchase will be taxed as ordinary income to you in the year of purchase. In addition, since the election commences the holding period for capital gain purposes, all future appreciation (depreciation) would qualify as long-term capital gain (loss) if and when you sell the stock, provided you have owned the stock for more than six months at the time of sale. Although the federal tax rates applicable to ordinary income and capital gains are currently the same, capital gains may again be taxed at a lower rate at some point in the future.

By comparison, if no Section 83(b) election is timely made, a purchaser will be taxed at ordinary income rates on the spread, if any, which exists on the date the restrictions lapse (even if no spread existed on the date of purchase). Consequently, if the value of the stock appreciates significantly between the date of purchase and the date the restrictions lapse, the purchaser may incur a significant tax liability at a time when he may not have the funds available to pay the tax liability and at a time when his investment in the stock may be illiquid. In addition, the long-term capital holding period does not commence until the restrictions lapse.

Attached to this memorandum is a form which may be used for making the Section 83(b) election under the Internal Revenue Code of 1986 and under the correlative Section 17122.7 of the California Revenue and Taxation Code. We strongly suggest that you review your personal tax situation and discuss the advisability of making a Section 83(b) election with your financial advisor or accountant. Should you decide to file a Section 83(b) election, please execute three (3) copies of the Section 83(b) election form and file an executed copy of the form with the Internal Revenue Service no later than 30 days after the stock is acquired. You should check with your tax advisor regarding any filing requirements in your state of residence. In addition, executed copies of the form should be filed with each of your federal tax returns for the year in which you purchase the stock. A copy must also be furnished to the Company.

II. Rule 144

The shares of Common Stock to be issued to purchasers under the Agreement will not be registered under the Securities Act of 1933, as amended (the “Act”). Rather, such shares will be issued in reliance on exemption(s) under the Act and will be considered restricted stock. A restrictive legend will be placed on the stock certificate stating that no sale or other disposition of the stock may be made without meeting certain conditions, which include registration of the stock by the Company or receipt by the Company of an opinion by an attorney that an exemption is available under the Act for a resale of the stock. Because the Company’s securities have not been registered under the Act, any shares purchased under the Agreement must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

If the Company should subsequently register some of its stock with the Securities and Exchange Commission (“SEC”), Rule 144 promulgated under the Act may be applicable. Rule 144 provides an exemption from registration for limited resale of certain restricted securities acquired in a private placement, if certain conditions, including the following, are satisfied:

1.	Adequate public information is available concerning the Company.

2.	The shares are “fully paid for” and beneficially owned by the seller for at least one year prior to their sale.

3.	The amount of stock being sold during a three-month period does not exceed certain limitations.

4.	The stock is sold in unsolicited brokers’ transactions or directly to a market maker.

5.	Notice of the sale on Form 144 is given to the SEC.

Purchasers who use full recourse promissory notes to pay for the stock, however, should be aware that for purposes of Rule 144, such stock will not be deemed “fully paid for” and the one-year holding period under Rule 144 (condition 2, above) will not commence unless such note is secured by collateral, other than the securities purchased, having a fair market value at all times at least equal to the purchase price of the stock. Thus, if persons have purchased or intend to purchase Common Stock using a promissory note and wish to commence the holding period of such stock for purposes of Rule 144, such note must be collateralized by assets (e.g., house, car, publicly-traded securities) other than the Common Stock purchased with the note. The acceptability of specific assets as collateral for a note is in the sole discretion of the Company. In the event of default, the Company would be entitled to foreclose on the assets serving as collateral.

Although a promissory note must be secured by collateral other than the securities purchased in order to commence the holding period for Rule 144 purposes, Common Stock of the Company which is fully paid for and beneficially owned by the purchaser can serve as collateral for a note used to purchase additional shares of the Company’s Common Stock, provided that the value of such collateral stock equals or exceeds the principal amount of the note. Therefore, a purchaser who wants to use Common Stock to collateralize his note to the Company could first purchase a portion of the shares for cash and then purchase the remaining shares using a note secured by the shares previously purchased for cash.

In those instances where payment for Common Stock is made using a promissory note and the purchaser wishes to commence the holding period for Rule 144 purposes, the purchaser should satisfy himself that the Common Stock is properly and adequately secured in accordance with the rules described above. Purchasers are strongly urged to consult their own financial advisors in connection with the use of a promissory note collateralized by assets other than the stock being purchased.

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned Taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and provides the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and taxpayer identification number of the undersigned are:

Taxpayer	Spouse of Taxpayer

[name]

[address]

Taxpayer I.D. No.	Taxpayer I.D. No.

2.	Description of the property with respect to which the election is being made:

                     shares of the Common Stock of ENVIVIO, INC., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: .

The taxable year to which this election relates is calendar year         .

4.	The property is subject to the following restrictions: The right to repurchase the property or some part thereof by the Company for its purchase price. This restriction lapses over time. The property is nontransferable in the Taxpayer’s hands by virtue of certain restrictions against transfer set forth in a Common Stock Purchase Agreement between the Taxpayer and the Company, which restriction lapses over time.

5.	The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of such property is $ ( per share).

6.	The amount paid by the Taxpayer for such property is $ ($ per share).

7.	The undersigned has furnished a copy of this statement to the Company.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

TAXPAYER

Dated:	By

Print Name

The undersigned Spouse of Taxpayer joins in this election.

SPOUSE OF TAXPAYER

Dated:	By

37

ENVIVIO, INC.

INCENTIVE STOCK OPTION AGREEMENT

(Standard Form w/ Accelerated Vesting)

Optionee:	Grant Date:

Vesting Commencement Date:

Shares:

Exercise Price:

Envivio, Inc., a Delaware corporation (the “Company”) hereby grants to the optionee named above (the “Optionee”) an option to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2000 Stock Option Plan (the “Option Plan”) applicable to incentive stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Option Plan shall have the same meanings herein.

1. Nature of the Option. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Date of Grant; Term of Option. This Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date.

3. Option Exercise Price. The exercise price for this Option is the Exercise Price per Share set forth above, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Option Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively, during its term as to one-eighth (1/8th) of the Shares at the end of the first full six months of Continuous Status as an Employee of the Company (“Vesting Cliff”) following the Vesting Commencement Date (as set forth above) and thereafter as to one-forty-eighth (1/48th) of the remaining Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company after such six month period until the Shares are fully vested.

(b) Merger Acceleration. Notwithstanding the exercise provisions of paragraph 4(a), immediately prior to an acquisition or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity (“Acquisition”), this Option shall vest and be exercisable as to an additional number of Shares equivalent to  1/4 of the number of Shares already vested (or such lesser number of Shares that then remain unvested as of such date) (“Acquisition Acceleration”). If this Option is still within the Vesting Cliff immediately prior to a Acquisition, then this Option shall be treated as vesting as to one-forty-eighth (1/48) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company from the Vesting Commencement Date and shall be subject to the Acquisition Acceleration described in the foregoing sentence.

(c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Option Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”). Payment of the purchase price shall be made by check or such other consideration and method of payment authorized by the Board pursuant to the Option Plan. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Option Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.

(d) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Investment Representations. In connection with the acquisition of this Option, Optionee represents and warrants as follows:

(a) Investment Intent. Optionee is acquiring this Option, and upon exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of this Option and the Shares.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in paragraph 2 hereof.

7. Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Option Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Continuation of Employment. Neither this Option or the Option Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

10. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of

First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(c) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to paragraph 10(c) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Optionee, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s written notice advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(b) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(c) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under paragraph 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.

(d) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(d); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

(e) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(f) Assignment by Company. The Company’s Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any shareholder or shareholders of the Company.

(g) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(h) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this paragraph 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

(i) Indebtedness. Any payment by the Company for purchase of Shares from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

(j) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(1)	THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(2)	THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(k) Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

11. The Option Plan. This Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Option Plan as such Option Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of this Option or any rights hereunder. Pursuant to the Option Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Option Plan as it shall deem appropriate and proper. A copy of the Option Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company’s principal office.

[Remainder of Page Left Blank Intentionally]

12. Entire Agreement; Amendment. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

ENVIVIO, INC.

By:

Name:

Title:

Optionee acknowledges receipt of a copy of the Option Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Option Plan.

OPTIONEE
Date:
By:

Address:

ENVIVIO, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

(Immediate Exercise Form with Accelerated Vesting and Promissory Note)

Optionee:	Grant Date:

Vesting Commencement Date:

Shares:

Exercise Price:

Envivio, Inc., a Delaware corporation (the “Company”) hereby grants to the optionee named above (the “Optionee”) an option to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2000 Stock Option Plan (the “Plan”) applicable to non-statutory stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

1. Nature of the Option. This Option is intended to be an non-statutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise to qualify for any special tax benefits to Optionee.

2. Date of Grant; Term of Option. This Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date.

3. Option Exercise Price. The exercise price for this Option is the Exercise Price per Share set forth above, which price is not less than eighty-five percent (85%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall be exercisable in full or in part immediately upon the Grant Date (as set forth above); provided, however, that Shares which have not vested shall be subject to the Repurchase Option set forth in Section 10(b) below, and all Shares shall be subject to all other transfer restrictions set forth in Section 10 below, and the shares shall vest (the “Vested Shares”), cumulatively, during its term as to one-eighth (1/8th) of the Shares at the end of the first full six months of Continuous Status as an Employee of the Company (“Vesting Cliff”) following the Vesting Commencement Date (as set forth above) and thereafter as to one-forty-eighth (1/48th) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company after such six month period until the Shares are fully vested.

(b) Merger Acceleration. Notwithstanding the exercise provisions of paragraph 4(a), immediately prior to an acquisition or a merger with the Company where the stockholders of the Company own less than 51% of the shares of the surviving entity (“Acquisition”), this Option shall fully vest and become exercisable (“Acquisition Acceleration”). If this Option is still within the Vesting Cliff immediately prior to an Acquisition, then this Option shall be treated as vesting as to one-forty-eighth (1/48) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company from the Vesting Commencement Date and shall be subject to the Acquisition Acceleration described in the foregoing sentence.

(c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”) attached as Exhibit A. Payment of the purchase price shall be made by check, in cash, by a promissory note (“Note”) in the form attached to the Stock Purchase Agreement or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.

(d) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Investment Representations. In connection with the acquisition of this Option, Optionee represents and warrants as follows:

(a) Investment Intent. Optionee is acquiring this Option, and upon exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of this Option and the Shares.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in paragraph 2 hereof.

7. Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Continuation of Employment. Neither this Option or the Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

10. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(d) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to paragraph 10(d) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Optionee, if in writing, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s notice, whether written or oral, advising

Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(b) Repurchase Option. In the event of termination of the Optionee’s Continuous Status as an Employee with the Company for any reason, with or without cause, whether voluntarily or involuntarily, including by reason of death or disability (herein referred to as the “Termination”), upon the date of such Termination the Company shall have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase that number of Shares by which the aggregate number of Shares purchased by Optionee pursuant to this Option exceeds the number of Vested Shares, as determined upon the date of such Termination (the “Unvested Shares”) provided, however, in the event of the involuntary termination of Optionee’s employment without Cause, then an additional amount of the Shares which would have been released from the Repurchase Option over an additional six (6) month period from such termination date shall be released from the Repurchase Option. For the purpose of this Agreement, the term “Cause” shall mean any of the following: (i) the commission of any act of fraud with respect to the Company (or the surviving entity or any of its affiliates) causing material harm to the business, assets or reputation of the Company (or any surviving entity or its affiliates); (ii) the conviction of a felony causing material harm to the standing and reputation of the Company (or the surviving entity or any of this affiliates); or (iii) the Founder’s intentional and unauthorized use or disclosure of the confidential information or trade secrets of the Company (or the surviving entity or any of its affiliates) which use causes material harm to the Company (or the surviving entity or any of its affiliates). The Company shall pay to Optionee the Original Issuance Price per Share multiplied by the number of Unvested Shares as to which the Company exercises the Repurchase Option (as adjusted for stock splits, stock dividends, combinations and the like) (the “Repurchase Price”).

Within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option, the Company shall notify Optionee as to whether it (or its assignee) wishes to purchase all or a portion of the Shares subject to the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares, it shall notify Optionee in writing of its (or its assignee’s) intention to purchase all or a portion of such Shares at the Repurchase Price, and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for such Shares, or (ii) close the transaction by mail by including payment for such Shares with the Company’s notice to Optionee. Payment for the Shares may be in the form of cash, check, cancellation of all or a portion of Optionee’s indebtedness to the Company or any combination thereof. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificates shall be deemed canceled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised the Repurchase Option within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option shall be released from the Repurchase Option.

(c) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(d) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to various factors or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.

(e) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

(f) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(g) Assignment by Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any stockholder or stockholders of the Company.

(h) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(i) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

(j) Indebtedness. Any payment by the Company for purchase of Shares from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

(k) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by federal and state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(i)	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(l) Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

11. The Plan. This Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company’s principal office.

12. Entire Agreement; Amendment. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

ENVIVIO, INC.

By:

Name:

Title:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

OPTIONEE
Date:
By:

Name:

Address:

Mailing Address (if different from above):

EXHIBIT A

Stock Purchase Agreement

PURCHASER’S NAME:

Envivio, INC.

LIST OF DOCUMENTS

1.	Common Stock Purchase Agreement (Option Exercise with Promissory Note)

2.	Assignment Separate from Certificate (Exhibit A)

3.	Stock Certificate and Escrow Receipt (Exhibit B)

4.	Letter Regarding Section 83 Tax Election and Rule 144

(with attached Tax Election Form) (Exhibit C)

5.	Form of Promissory Note (Exhibit D)

ENVIVIO, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made as of the          day of                  20    , by and among Envivio, Inc., a Delaware corporation (the “Company”),                      (“Purchaser”).

The parties agree as follows:

1. Option Exercise.

1.1 Purchase. Purchaser has provided notice of exercise of an option granted to Purchaser on                      (the “Option”) under the Company’s 2000 Stock Option Plan to purchase                  shares of the Company’s Common Stock (the “Shares”). The term “Shares” refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock dividends, splits or consolidations or pursuant to any recapitalization, consolidation, merger, reorganization or the like.

1.2 Payment. The aggregate purchase price will be paid on the Closing Date by a promissory note (the “Note”) in the form attached as Exhibit D.

2. Closing; Delivery.

2.1 Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they may agree (the “Closing Date”).

2.2 Delivery. At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser’s name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid on the Closing Date by delivery of the consideration referenced in the notice of exercise of option granted to Purchaser.

2.3 Note Security. To secure payment of the Note, the parties agree to the following:

(a) Note Payment. The Note shall become payable in full upon the earlier of the following: (i) the term set forth in the Note, (ii) default under the Note, (iii) upon termination of the Continuous Employment or (iv) upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock.

(b) Stock Pledge. Purchaser shall deliver to the Secretary of the Company or his designee (the “Escrow Agent”) all certificates representing the Shares and an executed blank stock assignment (in the form of Exhibit A to this Agreement) for use in transferring all or a portion of such Shares to the Company if, as and when required under this Section 2.3 or under any other provision of this Agreement including Section 3.

(c) Security Grant. As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and assigns, transfers, pledges and delivers to the Company his Shares (the “Collateral”).

(d) Foreclosure. In the event of any foreclosure of the Company’s security interest in the Collateral, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of Company, the securities laws affecting the sale of the Shares make a public sale of the Shares in the event of foreclosure of the Company’s security interest commercially unreasonable. The parties further agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares, the restrictions of applicable securities laws or other restrictions imposed pursuant to this Agreement.

(e) Remedies. In the event of default in payment when due of any indebtedness under Purchaser’s Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(i) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys’ fees and legal expenses incurred by the Company.

(ii) In satisfaction of the remaining indebtedness under Purchaser’s Note.

(iii) To Purchaser, any remaining proceeds.

(f) Share Release. Upon payment by Purchaser of any principal amount pursuant to the terms of the Note, Escrow Agent shall upon Purchaser’s request issue to Purchaser (but not more often than once during any six-calendar month period) a certificate representing the number of Shares in Escrow Agent’s possession which were fully paid based upon the number of Shares which were purchasable at the per Share price in Section 1 for the amount of the Note principal paid, and such Shares shall be released from the Collateral and as security for the Note under this Section 2.3. Escrow Agent shall then be discharged of all further obligations relating to such Shares under this Section; notwithstanding the foregoing, Escrow Agent shall retain the Shares if at the time of full payment by Purchaser of such Shares, the Shares are still subject to the escrow provisions contained in Section 4 hereof. Unless Purchaser instructs otherwise, such released Shares shall remain as Collateral under this Section 2.3 to further secure the balance of the Note remaining unpaid.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Purchaser’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Repurchase Option. In the event of termination of the Purchaser’s Continuous Status as an Employee with the Company for any reason, with or without cause, whether voluntarily or involuntarily, including by reason of death or disability (herein referred to as the “Termination”), upon the date of such Termination the Company shall have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase that number of Shares by which the aggregate number of Shares purchased by Purchaser pursuant to this Agreement exceeds the number of Vested Shares (determined under the Option), as determined upon the date of such Termination (“Unvested Shares”). The Company shall pay to Purchaser the Original Issuance Price per Share multiplied by the number of Unvested Shares as to which the Company exercises the Repurchase Option (as adjusted for stock splits, stock dividends, combinations and the like) (the “Repurchase Price”).

Within sixty (60) days following Purchaser’s Termination, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares subject to the Repurchase Option. The Company shall obtain the consent of Purchaser for the repurchase of a portion but not all of Purchaser’s Shares subject to the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares, it shall notify Purchaser in writing of its (or its assignee’s) intention to purchase all or a portion of such Shares) at the Repurchase Price, and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for such Shares, or (ii) close the transaction by mail by including payment for such Shares with the Company’s notice to Purchaser. Payment for the Shares may be in the form of cash, check, cancellation of all or a portion of Purchaser’s indebtedness to the Company or any combination thereof. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificates shall be deemed canceled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised the Repurchase Option within sixty (60) days following the last day upon which Purchaser may purchase Shares pursuant to this Agreement shall be released from the Repurchase Option. In the event that the Company assigns this Repurchase Right to an entity which is not a wholly-owned subsidiary of the Company, such assignee shall pay the Company upon such assignment for any of the Unvested Shares repurchased by such assignee cash equal to the difference between the Original Issuance Price and the Fair Market Value (as determined pursuant to Section 3 (d)) of such Unvested Shares.

(b) Right of First Refusal. In the event Purchaser desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Purchaser shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Purchaser is disposing of said Shares

(“Right of First Refusal”). Purchaser shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Purchaser proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Purchaser shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Purchaser and Purchaser’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 3 (d) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Purchaser, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to Section 3 (d) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Purchaser, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Purchaser, if in writing, or deliver it to Purchaser under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Purchaser to the Company (or its assignee).

Purchaser further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Purchaser may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s notice, whether written or oral, advising Purchaser that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Purchaser within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(c) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Purchaser and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(d) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Purchaser under Section 3 (b) or the Involuntary Transfer Option under Section 3 (c), the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Purchaser, by an independent appraiser acceptable to both the Company and the Purchaser; provided, that the Purchaser shall be required to bear one-half of the cost of such independent appraisal.

(e) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Purchaser shall have the right, at any time and from time to time during Purchaser’s lifetime or upon Purchaser’s death, to transfer all or any portion of Purchaser’s Shares (the “Transferred Family Shares”) to Purchaser’s spouse, any of Purchaser’s issue, ancestors or descendants, or a trust for the sole benefit of Purchaser, Purchaser’s spouse, any of Purchaser’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 3 (e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Purchaser shall extend to any Shares owned by an Intra-family Transferee.

(f) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Purchaser, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(g) Assignment by Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

(h) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(i) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 3 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal. Upon “Acquisition”, as such term is defined in the Option Plan, the Option shall vest and become exercisable for 100% of the then Unvested Shares.

(j) Indebtedness. Any payment by the Company for purchase of shares from Purchaser, may be made by cancellation of any indebtedness to Company from Purchaser.

(k) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(1)	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(l) Market Standoff Agreement. The Purchaser, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchaser during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

4. Escrow; Escrow Instructions. As security for Purchaser’s faithful performance of the terms and provisions of this Agreement and to insure the availability for delivery of the Shares upon the Company’s (or its assignee’s) exercise of the Repurchase Option, Right of First Refusal or Involuntary Transfer Option, Purchaser shall, at the Closing Date, deliver and deposit with the Secretary of the Company, or such other person designated by the Company as Escrow Agent in this transaction, the share certificate(s) representing the Shares, together with a stock assignment duly endorsed in blank (in the form of Exhibit A to this Agreement). The Escrow Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement including the stock certificate(s) evidencing the Shares and the stock assignment in accordance with the following terms of this Section 4.

4.1 Rights Exercise. In the event the Company (or its assignee) shall elect to exercise the Repurchase Option, Right of First Refusal or Involuntary Transfer Option set forth in Section 3 of this Agreement (collectively the “Rights”) in whole or in part, the Company (or its assignee) shall give to Purchaser and to Escrow Agent a written notice specifying a time, place and/or manner for a closing hereunder.

4.2 Closing Instructions. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to take all such actions as may be necessary or proper to close the transaction contemplated by such notice in accordance with the terms of such notice. At the closing, Escrow Agent is directed to (i) date such stock assignment as shall be necessary for the specific transfer, (ii) fill in the number of Shares being transferred, and (iii) deliver the same, together with the certificate(s) evidencing the Shares to be transferred, to the Company (or its assignee) as provided in this Agreement against the simultaneous delivery to Escrow Agent of the purchase price for the number of Shares being purchased pursuant to this Agreement.

4.3 Additional Share Deposit. Purchaser irrevocably authorizes the Company to deposit with Escrow Agent any securities (including additional shares of the Company’s Common Stock) or other property (including cash) which Purchaser would be entitled to receive on account of any Shares held by Escrow Agent hereunder. To facilitate the performance of this Agreement, Purchaser irrevocably constitutes and appoints Escrow Agent as his attorney-in-fact and agent for the term of the escrow to execute with respect to such Shares all stock certificates, stock assignments, or other instruments, which shall be necessary or appropriate to make such securities negotiable and to complete any transaction contemplated under this Agreement, including but not limited to any filings to comply with state or federal securities laws.

4.4 Share Release. Upon written request from the Company and Purchaser, Escrow Agent is authorized to release from escrow the number of Shares indicated in that written request pursuant to this Agreement.

4.5 Escrow Termination. The escrow shall terminate upon the termination of the Company’s Rights under Section 3 of this Agreement. Upon termination of this escrow, Escrow Agent shall delivery to Purchaser all documents, securities, or other property belonging to Purchaser that are still in Escrow Agent’s possession, and Escrow Agent shall be discharged of all further obligations under Section 4.

4.6 Escrow Amendment. Escrow Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties to this Agreement and approved by Escrow Agent.

4.7 Escrow Agent Liability. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent’s own good judgment and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent’s own attorneys shall be conclusive evidence of such good faith. Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. Escrow Agent shall not be liable for the termination of any rights under any applicable statute of limitations with respect to the provisions of this Section 4 or any documents deposited with Escrow Agent.

4.8 Court Orders. Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

4.9 Execution Effect. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of Section 4 and for no other provisions of this Agreement.

4.10 Escrow Agent Successors. If, prior to the termination of this Escrow, Escrow Agent shall die or shall cease to be Secretary of the Company, any other officer of the Company may, from time to time, at the request of the Company’s Board of Directors, discharge any of the duties and perform any of the acts to be performed by Escrow Agent as Escrow Agent.

5. Investment Representations. In connection with the acquisition of the Shares, Purchaser represents to the Company the following:

5.1 Investment. Purchaser is acquiring the Shares to be issued to Purchaser for investment for Purchaser’s own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933 (the “Securities Act”) or the California Corporate Securities Law of 1968, as amended (“California Securities Law”) to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares to be issued to Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

5.2 Restrictions on Transfer. Purchaser acknowledges that the Shares to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares.

5.3 Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

5.4 Exemption from Registration. Purchaser further acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

5.5 Relationship to Company; Experience. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser’s business or financial experience has the capacity to protect Purchaser’s own interests in connection with Purchaser’s acquisition of the Shares to be issued to Purchaser hereunder. Purchaser has such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available to Purchaser in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

5.6 Purchaser’s Liquidity. In reaching the decision to invest in the Shares, Purchaser has carefully evaluated Purchaser’s financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for

Purchaser’s current needs and possible personal contingencies, (ii) has no need for liquidity in Purchaser’s investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser’s commitment to investments which are not readily marketable is not disproportionate to Purchaser’s net worth and Purchaser’s investment in the Shares will not cause Purchaser’s overall commitment to become excessive.

5.7 Offer and Sale. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

5.8 Access to Data. Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser’s investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

5.9 Risks. Purchaser acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser’s ownership interest in the Company.

5.10 Valid Agreement. This Agreement when executed and delivered by Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

5.11 Residence. The address set forth on the signature page of this Agreement is Purchaser’s current address and accurately sets forth Purchaser’s place of residence.

6. Securities Compliance.

6.1 Legends. The certificate or certificates representing the Shares shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION

STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

6.2 No Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

6.3 Transfers. In addition to the restrictions imposed under Section 3, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

7. Tax Considerations.

7.1 Tax Effects. Purchaser understands that the tax consequences to Purchaser as a result of this transaction depend on Purchaser’s individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser’s ownership of the Shares. Purchaser has consulted with Purchaser’s own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

7.2 Tax Election. Purchaser shall notify the Company in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986 within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to Purchaser in the absence of such an election.

8. Miscellaneous.

8.1 Amendment. This Agreement may only be amended by written agreement between Company and Purchaser (or with respect to Section 4, by written agreement among the Company, Purchaser and the Escrow Agent).

8.2 Notices. Any notice, demand, request or other communications hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by courier or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, if to

Purchaser, at his address as shown on the stock records of the Company or if to Escrow Agent, at the Company’s principal place of business, Attention: the Secretary. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

8.3 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

8.4 Further Actions. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

8.5 Shareholder Rights. Subject to the provisions of this Agreement, Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

8.6 Injunctive Relief. Purchaser agrees that the Company and/or other shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

8.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

8.9 No Employment Effect. Nothing contained herein shall confer upon Purchaser any right to continue in the employ of, or a consulting relationship to, the Company, and the Company reserves all rights to discharge Purchaser for any reason whatsoever, with or without cause.

8.10 Expenses. Each party hereto shall pay his own expenses incurred (including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

8.11 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

8.12 Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

8.13 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

8.14 Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ENVIVIO, INC.

By:

Name:

Title:

Vesting Commencement Date

(for purpose of Section 3):

PURCHASER

By:

Address:

SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Common Stock Purchase Agreement and that I know its content. I am aware that by its provisions my spouse agrees to sell all his/her Shares, including any community property interest I may have in such shares, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement and agree that these Shares and any interest I may have in them are subject to the provisions of the Common Stock Purchase Agreement and that I will take no action at any time to hinder the operation of the Common Stock Purchase Agreement on these Shares or any interest I may have in them.

Spouse of Purchaser

Spouse’s Name:

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                         hereby sells, assigns and transfers unto                             (                     ) shares of the Common Stock (the “Shares”) of Envivio, Inc., a Delaware Company (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No.         herewith, and does hereby irrevocably constitute and appoint                         attorney to transfer such Shares on the books of the Company with full power of substitution in the premises.

Dated:	By

*	This Assignment may only be used in connection with the rights of the Company under Section 3 of a Common Stock Purchase Agreement with the signatory of this Assignment.

EXHIBIT B

STOCK CERTIFICATE AND ESCROW RECEIPT

The undersigned Purchaser acknowledges receipt of a copy of Certificate No.          for              shares of Common Stock of Envivio, Inc.

The undersigned understands that the original of the stock certificate has been deposited into escrow in accordance with Section 4 of the Common Stock Purchase Agreement and is being held by the Escrow Agent at the principal offices of Pillsbury Winthrop Shaw Pittman, LLP.

The undersigned acknowledges that the certificate contains legends restricting transfer as specified in Section 6 of the Common Stock Purchase Agreement.

PURCHASER

Date:	By:

EXHIBIT C

M E M O R A N D U M

TO:	Purchaser under the Common Stock Purchase Agreement

FROM:	Envivio, Inc. (the “Company”)

DATE:

RE:	Section 83(b) Election; Rule 144

The Common Stock Purchase Agreement (the “Agreement”) pursuant to which Common Stock of the Company is being purchased provides, among other things, that (i) the shares being purchased vest in installments over a specified time period, and (ii) if the purchaser’s relationship with the Company terminates before the shares are fully vested, the Company has the right to repurchase the unvested shares from the purchaser for the original issuance price of such shares. In addition, the Company has a right of first refusal in the event the purchaser desires to sell or otherwise transfer the shares to a third party or in the event of a transfer by operation of law or other involuntary transfer.

The purpose of this memorandum is to inform you of certain tax and securities laws considerations in connection with the purchase of the Company’s Common Stock under the Agreement. The first part of this memorandum discusses Section 83 of the Internal Revenue Code of 1986 (the “Code”) and the availability of the election under Section 83(b) of the Code which, if timely made and depending on your personal tax situation, can help minimize your potential tax liability. The second part of this memorandum discusses certain considerations under Rule 144 relating to the payment for Common Stock of the Company using a promissory note. However, purchasers should consult their own tax advisors for specific tax advice.

I.	Section 83(b) Election

Section 83 sets forth rules governing the taxation of property, including stock, received by a person in connection with the performance of services. Under Section 83, a purchaser of stock subject to restrictions (such as the Company’s right to repurchase upon termination of the purchaser’s relationship with the Company) will generally recognize ordinary income at such time as restrictions on the stock lapse in an amount equal to the “spread” (i.e., the difference between the purchase price and the fair market value of the stock) calculated at the time the restrictions lapse.

To avoid being taxed at the time the stock restrictions lapse, as required by Section 83, a purchaser may wish to consider making an election under Section 83(b), commonly referred to as a “Section 83(b) election”. If you make this election, you must include, as ordinary income in the year the stock is purchased, an amount equal to the spread on the date the stock is purchased. Such an election must be made within 30 days of purchase and is generally not revocable. It should also be noted that in order to avoid being taxed on the spread as restrictions lapse, a person must make a Section 83(b) election even if no spread exists on the date of purchase as, for example, in the case where one pays fair market value for the stock.

The principal advantage of making a Section 83(b) election is that it permits you to avoid being taxed on the subsequent appreciation in the value of the stock at such time or times as the restrictions on the stock lapse or expire. If a valid Section 83(b) election is made, only the spread, if any, on the date of purchase will be taxed as ordinary income to you in the year of purchase. In addition, since the election commences the holding period for capital gain purposes, all future appreciation (depreciation) would qualify as long-term capital gain (loss) if and when you sell the stock, provided you have owned the stock for more than one year at the time of sale. Although the federal tax rates applicable to ordinary income and capital gains are currently the same, capital gains may again be taxed at a lower rate at some point in the future.

By comparison, if no Section 83(b) election is timely made, a purchaser will be taxed at ordinary income rates on the spread, if any, which exists on the date the restrictions lapse (even if no spread existed on the date of purchase). Consequently, if the value of the stock appreciates significantly between the date of purchase and the date the restrictions lapse, the purchaser may incur a significant tax liability at a time when he may not have the funds available to pay the tax liability and at a time when his investment in the stock may be illiquid. In addition, the long-term capital holding period does not commence until the restrictions lapse.

Attached to this memorandum is a form which may be used for making the Section 83(b) election under the Internal Revenue Code of 1986 and under the correlative Section 17122.7 of the California Revenue and Taxation Code. We strongly suggest that you review your personal tax situation and discuss the advisability of making a Section 83(b) election with your financial advisor or accountant. Should you decide to file a Section 83(b) election, please execute three (3) copies of the Section 83(b) election form and file an executed copy of the form with the Internal Revenue Service no later than 30 days after the stock is acquired. You should check with your tax advisor regarding any filing requirements in your state of residence. In addition, executed copies of the form should be filed with each of your federal tax returns for the year in which you purchase the stock. A copy must also be furnished to the Company.

II.	Rule 144

The shares of Common Stock to be issued to purchasers under the Agreement will not be registered under the Securities Act of 1933, as amended (the “Act”). Rather, such shares will be issued in reliance on exemption(s) under the Act and will be considered restricted stock. A restrictive legend will be placed on the stock certificate stating that no sale or other disposition of the stock may be made without meeting certain conditions, which include registration of the stock by the Company or receipt by the Company of an opinion by an attorney that an exemption is available under the Act for a resale of the stock. Because the Company’s securities have not been registered under the Act, any shares purchased under the Agreement must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

If the Company should subsequently register some of its stock with the Securities and Exchange Commission (“SEC”), Rule 144 promulgated under the Act may be applicable.

Rule 144 provides an exemption from registration for limited resale of certain restricted securities acquired in a private placement, if certain conditions, including the following, are satisfied:

1. Adequate public information is available concerning the Company.

2. The shares are “fully paid for” and beneficially owned by the seller for at least one year prior to their sale.

3. The amount of stock being sold during a three-month period does not exceed certain limitations.

4. The stock is sold in unsolicited brokers’ transactions or directly to a market maker.

5. Notice of the sale on Form 144 is given to the SEC.

Purchasers who use full recourse promissory notes to pay for the stock, however, should be aware that for purposes of Rule 144, such stock will not be deemed “fully paid for” and the one-year holding period under Rule 144 (condition 2, above) will not commence unless such note is secured by collateral, other than the securities purchased, having a fair market value at all times at least equal to the purchase price of the stock. Thus, if persons have purchased or intend to purchase Common Stock using a promissory note and wish to commence the holding period of such stock for purposes of Rule 144, such note must be collateralized by assets (e.g., house, car, publicly-traded securities) other than the Common Stock purchased with the note. The acceptability of specific assets as collateral for a note is in the sole discretion of the Company. In the event of default, the Company would be entitled to foreclose on the assets serving as collateral.

Although a promissory note must be secured by collateral other than the securities purchased in order to commence the holding period for Rule 144 purposes, Common Stock of the Company which is fully paid for and beneficially owned by the purchaser can serve as collateral for a note used to purchase additional shares of the Company’s Common Stock, provided that the value of such collateral stock equals or exceeds the principal amount of the note. Therefore, a purchaser who wants to use Common Stock to collateralize his note to the Company could first purchase a portion of the shares for cash and then purchase the remaining shares using a note secured by the shares previously purchased for cash.

In those instances where payment for Common Stock is made using a promissory note and the purchaser wishes to commence the holding period for Rule 144 purposes, the purchaser should satisfy himself that the Common Stock is properly and adequately secured in accordance with the rules described above. Purchasers are strongly urged to consult their own financial advisors in connection with the use of a promissory note collateralized by assets other than the stock being purchased.

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned Taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and provides the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and taxpayer identification number of the undersigned are:

Taxpayer	Spouse of Taxpayer

Address:	Address:

Taxpayer I.D. No.	Taxpayer I.D. No.

2.	Description of the property with respect to which the election is being made:

                     shares of the Common Stock of Envivio, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is , 20 .

The taxable year to which this election relates is calendar year 20    .

4.	The property is subject to the following restrictions: The right to repurchase the property or some part thereof by the Company for its purchase price. This restriction lapses over time. The property is nontransferable in the Taxpayer’s hands by virtue of certain restrictions against transfer set forth in a Common Stock Purchase Agreement between the Taxpayer and the Company, which restriction lapses over time.

5.	The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of such property is $ ($ per share).

6.	The amount paid by the Taxpayer for such property is

$             ($             per share).

7.	The undersigned has furnished a copy of this statement to the Company.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

TAXPAYER

Dated:	By:
Name:

The undersigned Spouse of Taxpayer joins in this election.

SPOUSE OF TAXPAYER

dated:	By:

EXHIBIT D

PROMISSORY NOTE

PROMISSORY NOTE

$	, California
Effective:

For value received, the undersigned promises to pay to Envivio, Inc., a Delaware corporation (the “Company”), or order, at its principal office, the principal sum of                                               ($            ) with interest thereon at the applicable federal rate in effect on the date of execution of this Note under § 1274(d) of the Internal Revenue Code (to be inserted at the bottom of this Note), compounded annually, on the unpaid balance of the principal sum. All principal and accrued interest shall be due and payable on or before five (5) years after the date of this Note.

(a) Note Payment. The principal and interest are payable in lawful money of the United States of America. The undersigned may prepay in full the amount of any principal installment or accrued interest under the Note. The Note shall become payable in full upon the earlier of the following: (1) the term set forth in the Note, (2) default under the Note, (3) upon the termination of the undersigned’s employment with the Company or (4) upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock.

(b) Stock Pledge. Purchaser shall deliver to the Secretary of the Company or his designee (the “Escrow Agent”) all certificates representing the Shares and an executed blank stock assignment (in the form of Exhibit B to this Agreement) for use in transferring all or a portion of such Shares to the Company if, as and when required under this security agreement.

(c) Security Grant. As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and assigns, transfers, pledges and delivers to the Company Purchaser’s Shares (the “Collateral”).

(d) Foreclosure. In the event of any foreclosure of the Company’s security interest in the Collateral, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of Company, the securities laws affecting the sale of the Shares make a public sale of the Shares in the event of foreclosure of the Company’s security interest commercially unreasonable. The parties further agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares, the restrictions of applicable securities laws or other restrictions imposed pursuant to this Agreement.

(e) Remedies. In the event of default in payment when due of any indebtedness under Purchaser’s Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(i) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys’ fees and legal expenses incurred by the Company.

(ii) In satisfaction of the remaining indebtedness under this Promissory Note.

(iii) To undersigned, any remaining proceeds.

(f) Share Release. Upon payment by Purchaser of any principal amount pursuant to the terms of the Note, Escrow Agent shall upon Purchaser’s request issue to Purchaser (but not more often than once during any six-calendar month period) a certificate representing the number of Shares in Escrow Agent’s possession which were fully paid based upon the number of Shares which were purchasable at the per Share price in Section 1 for the amount of the Note principal paid, and such Shares shall be released from the Collateral and as security for the Note under this security agreement. Escrow Agent shall then be discharged of all further obligations relating to such Shares under this security agreement; notwithstanding the foregoing, Escrow Agent shall retain the Shares if at the time of full payment by Purchaser of such Shares, the Shares are still subject to the escrow provisions contained in Section 4 of the Common Stock Purchase Agreement. Unless Purchaser instructs otherwise, such released Shares shall remain as Collateral under this security agreement to further secure the balance of the Note remaining unpaid.

(g) Default. Should default be made in the payment of any installment when due, then the whole sum of principal and accrued interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

(h) Full Recourse. The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

Printed Name:
Interest Rate: %

ENVIVIO, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

(Immediate Exercise Form with Accelerated Vesting)

Optionee:	Grant Date:

Vesting Commencement Date:

Shares:

Exercise Price:

Envivio, Inc., a Delaware corporation (the “Company”) hereby grants to the optionee named above (the “Optionee”) an option to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2000 Stock Option Plan (the “Plan”) applicable to non-statutory stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

1. Nature of the Option. This Option is intended to be an non-statutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise to qualify for any special tax benefits to Optionee.

2. Date of Grant; Term of Option. This Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date.

3. Option Exercise Price. The exercise price for this Option is the Exercise Price per Share set forth above, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall be exercisable in full or in part immediately upon the Grant Date (as set forth above); provided, however, that Shares which have not vested shall be subject to the Repurchase Option set forth in Section 10(b) below, and all Shares shall be subject to all other transfer restrictions set forth in Section 10 below, and the shares shall vest (the “Vested Shares”), cumulatively, during its term as to one-eighth (1/8th) of the Shares at the end of the first full six months of Continuous Status as an Employee of the Company (“Vesting Cliff”) following the Vesting Commencement Date (as set forth above) and thereafter as to one-forty-eighth (1/48th) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company after such six month period until the Shares are fully vested.

(b) Merger Acceleration. Notwithstanding the exercise provisions of paragraph 4(a), immediately prior to an acquisition or a merger with the Company where the stockholders of the Company own less than 51% of the shares of the surviving entity (“Acquisition”), this Option shall fully vest and become exercisable (“Acquisition Acceleration”). If this Option is still within the Vesting Cliff immediately prior to an Acquisition, then this Option shall be treated as vesting as to one-forty-eighth (1/48) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company from the Vesting Commencement Date and shall be subject to the Acquisition Acceleration described in the foregoing sentence.

(c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”) attached as Exhibit A. Payment of the purchase price shall be made by check, in cash or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.

(d) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Investment Representations. In connection with the acquisition of this Option, Optionee represents and warrants as follows:

(a) Investment Intent. Optionee is acquiring this Option, and upon exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of this Option and the Shares.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in paragraph 2 hereof.

7. Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Continuation of Employment. Neither this Option or the Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

10. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(d) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to paragraph 10(d) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Optionee, if in writing, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s notice, whether written or oral, advising

Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(b) Repurchase Option. In the event of termination of the Optionee’s Continuous Status as an Employee with the Company for any reason, with or without cause, whether voluntarily or involuntarily, including by reason of death or disability (herein referred to as the “Termination”), upon the date of such Termination the Company shall have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase that number of Shares by which the aggregate number of Shares purchased by Optionee pursuant to this Option exceeds the number of Vested Shares, as determined upon the date of such Termination (the “Unvested Shares”) provided, however, in the event of the involuntary termination of Optionee’s employment without Cause, then an additional amount of the Shares which would have been released from the Repurchase Option over an additional six (6) month period from such termination date shall be released from the Repurchase Option. For the purpose of this Agreement, the term “Cause” shall mean any of the following: (i) the commission of any act of fraud with respect to the Company (or the surviving entity or any of its affiliates) causing material harm to the business, assets or reputation of the Company (or any surviving entity or its affiliates); (ii) the conviction of a felony causing material harm to the standing and reputation of the Company (or the surviving entity or any of this affiliates); or (iii) the Founder’s intentional and unauthorized use or disclosure of the confidential information or trade secrets of the Company (or the surviving entity or any of its affiliates) which use causes material harm to the Company (or the surviving entity or any of its affiliates). The Company shall pay to Optionee the Original Issuance Price per Share multiplied by the number of Unvested Shares as to which the Company exercises the Repurchase Option (as adjusted for stock splits, stock dividends, combinations and the like) (the “Repurchase Price”).

Within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option, the Company shall notify Optionee as to whether it (or its assignee) wishes to purchase all or a portion of the Shares subject to the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares, it shall notify Optionee in writing of its (or its assignee’s) intention to purchase all or a portion of such Shares at the Repurchase Price, and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for such Shares, or (ii) close the transaction by mail by including payment for such Shares with the Company’s notice to Optionee. Payment for the Shares may be in the form of cash, check, cancellation of all or a portion of Optionee’s indebtedness to the Company or any combination thereof. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificates shall be deemed canceled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised the Repurchase Option within sixty (60) days following the last day upon which Optionee may purchase Shares pursuant to this Option shall be released from the Repurchase Option.

(c) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(d) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to various factors or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.

(e) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

(f) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(g) Assignment by Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any stockholder or stockholders of the Company.

(h) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(i) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

(j) Indebtedness. Any payment by the Company for purchase of Shares from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

(k) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by federal and state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(i)	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(l) Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

11. The Plan. This Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company’s principal office.

12. Entire Agreement; Amendment. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

ENVIVIO, INC.

By:

Name:

Title:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

OPTIONEE
Date:
By:

Name:

Address:

Mailing Address (if different from above):

EXHIBIT A

STOCK PURCHASE AGREEMENT

PURCHASER’S NAME:

ENVIVIO, INC.

LIST OF DOCUMENTS

1.	Common Stock Purchase Agreement (Option Exercise)

2.	Assignment Separate from Certificate (Exhibit A)

3.	Stock Certificate and Escrow Receipt (Exhibit B)

4.	Letter Regarding Section 83 Tax Election and Rule 144

(with attached Tax Election Form) (Exhibit C)

ENVIVIO, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (the “Agreement”) is made as of the          day of              20    , by and among Envivio, Inc., a Delaware corporation (the “Company”),              (“Purchaser”) and the Secretary of the Company as Escrow Agent pursuant to Section 4.

The parties agree as follows:

1. Option Exercise.

1.1 Purchase. Purchaser has provided notice of exercise of an option granted to Purchaser on                      (the “Option”) under the Company’s 2000 Stock Option Plan to purchase              shares of the Company’s Common Stock (the “Shares”). The term “Shares” refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock dividends, splits or consolidations or pursuant to any recapitalization, consolidation, merger, reorganization or the like.

1.2 Payment. The aggregate purchase price will be paid on the Closing Date by check, in cash or such other consideration and method of payment authorized by the Board of Directors of the Company pursuant to the Plan.

2. Closing; Delivery.

2.1 Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they may agree (the “Closing Date”).

2.2 Delivery. At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser’s name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid on the Closing Date by delivery of the consideration referenced in the notice of exercise of option granted to Purchaser.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Purchaser’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Repurchase Option. In the event of termination of the Purchaser’s Continuous Status as an Employee with the Company for any reason, with or without cause, whether voluntarily or involuntarily, including by reason of death or disability (herein referred to as the “Termination”), upon the date of such Termination the Company shall have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase that number of Shares by which the aggregate number of Shares purchased by Purchaser pursuant to this Agreement exceeds the number of Vested Shares (determined under the Option), as determined upon the date of such Termination (“Unvested Shares”). The Company shall pay to Purchaser the Original Issuance Price per Share multiplied by the number of Unvested Shares as to which the Company exercises the Repurchase Option (as adjusted for stock splits, stock dividends, combinations and the like) (the “Repurchase Price”).

Within sixty (60) days following Purchaser’s Termination, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares subject to the Repurchase Option. The Company shall obtain the consent of Purchaser for the repurchase of a portion but not all of Purchaser’s Shares subject to the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares, it shall notify Purchaser in writing of its (or its assignee’s) intention to purchase all or a portion of such Shares) at the Repurchase Price, and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice, at which time the Company (or its assignee) shall tender payment for such Shares, or (ii) close the transaction by mail by including payment for such Shares with the Company’s notice to Purchaser. Payment for the Shares may be in the form of cash, check, cancellation of all or a portion of Purchaser’s indebtedness to the Company or any combination thereof. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificates shall be deemed canceled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised the Repurchase Option within sixty (60) days following the last day upon which Purchaser may purchase Shares pursuant to this Agreement shall be released from the Repurchase Option. In the event that the Company assigns this Repurchase Right to an entity which is not a wholly-owned subsidiary of the Company, such assignee shall pay the Company upon such assignment for any of the Unvested Shares repurchased by such assignee cash equal to the difference between the Original Issuance Price and the Fair Market Value (as determined pursuant to Section 3 (d)) of such Unvested Shares.

(b) Right of First Refusal. In the event Purchaser desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Purchaser shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Purchaser is disposing of said Shares (“Right of First Refusal”). Purchaser shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Purchaser’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Purchaser proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Purchaser shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Purchaser and Purchaser’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 3 (d) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Purchaser, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to Section 3 (d) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Purchaser, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Purchaser, if in writing, or deliver it to Purchaser under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Purchaser to the Company (or its assignee).

Purchaser further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Purchaser may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s notice, whether written or oral, advising Purchaser that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Purchaser within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(c) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Purchaser and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(d) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Purchaser under Section 3 (b) or the Involuntary Transfer Option under Section 3 (c), the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Purchaser, by an independent appraiser acceptable to both the Company and the Purchaser; provided, that the Purchaser shall be required to bear one-half of the cost of such independent appraisal.

(e) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Purchaser shall have the right, at any time and from time to time during Purchaser’s lifetime or upon Purchaser’s death, to transfer all or any portion of Purchaser’s Shares (the “Transferred Family Shares”) to Purchaser’s spouse, any of Purchaser’s issue, ancestors or descendants, or a trust for the sole benefit of Purchaser, Purchaser’s spouse, any of Purchaser’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 3 (e); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Purchaser shall extend to any Shares owned by an Intra-family Transferee.

(f) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Purchaser, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(g) Assignment by Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

(h) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(i) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 3 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal. Upon “Acquisition”, as such term is defined in the Option Plan, the Option shall vest and become exercisable for 100% of the then Unvested Shares.

(j) Indebtedness. Any payment by the Company for purchase of shares from Purchaser, may be made by cancellation of any indebtedness to Company from Purchaser.

(k) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(1)	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(l) Market Standoff Agreement. The Purchaser, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchaser during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

4. Escrow; Escrow Instructions. As security for Purchaser’s faithful performance of the terms and provisions of this Agreement and to insure the availability for delivery of the Shares upon the Company’s (or its assignee’s) exercise of the Repurchase Option, Right of First Refusal or Involuntary Transfer Option, Purchaser shall, at the Closing Date, deliver and deposit with the Secretary of the Company, or such other person designated by the Company as Escrow Agent in this transaction, the share certificate(s) representing the Shares, together with a stock assignment duly endorsed in blank (in the form of Exhibit A to this Agreement). The Escrow Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement including the stock certificate(s) evidencing the Shares and the stock assignment in accordance with the following terms of this Section 4.

4.1 Rights Exercise. In the event the Company (or its assignee) shall elect to exercise the Repurchase Option, Right of First Refusal or Involuntary Transfer Option set forth in Section 3 of this Agreement (collectively the “Rights”) in whole or in part, the Company (or its assignee) shall give to Purchaser and to Escrow Agent a written notice specifying a time, place and/or manner for a closing hereunder.

4.2 Closing Instructions. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to take all such actions as may be necessary or proper to close the transaction contemplated by such notice in accordance with the terms of such notice. At the closing, Escrow Agent is directed to (i) date such stock assignment as shall be necessary for the specific transfer, (ii) fill in the number of Shares being transferred, and (iii) deliver the same, together with the certificate(s) evidencing the Shares to be transferred, to the Company (or its assignee) as provided in this Agreement against the simultaneous delivery to Escrow Agent of the purchase price for the number of Shares being purchased pursuant to this Agreement.

4.3 Additional Share Deposit. Purchaser irrevocably authorizes the Company to deposit with Escrow Agent any securities (including additional shares of the Company’s Common Stock) or other property (including cash) which Purchaser would be entitled to receive on account of any Shares held by Escrow Agent hereunder. To facilitate the performance of this Agreement, Purchaser irrevocably constitutes and appoints Escrow Agent as his attorney-in-fact and agent for the term of the escrow to execute with respect to such Shares all stock certificates, stock assignments, or other instruments, which shall be necessary or appropriate to make such securities negotiable and to complete any transaction contemplated under this Agreement, including but not limited to any filings to comply with state or federal securities laws.

4.4 Share Release. Upon written request from the Company and Purchaser, Escrow Agent is authorized to release from escrow the number of Shares indicated in that written request pursuant to this Agreement.

4.5 Escrow Termination. The escrow shall terminate upon the termination of the Company’s Rights under Section 3 of this Agreement. Upon termination of this escrow, Escrow Agent shall delivery to Purchaser all documents, securities, or other property belonging to Purchaser that are still in Escrow Agent’s possession, and Escrow Agent shall be discharged of all further obligations under Section 4.

4.6 Escrow Amendment. Escrow Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties to this Agreement and approved by Escrow Agent.

4.7 Escrow Agent Liability. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent’s own good judgment and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent’s own attorneys shall be conclusive evidence of such good faith. Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. Escrow Agent shall not be liable for the termination of any rights under any applicable statute of limitations with respect to the provisions of this Section 4 or any documents deposited with Escrow Agent.

4.8 Court Orders. Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

4.9 Execution Effect. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of Section 4 and for no other provisions of this Agreement.

4.10 Escrow Agent Successors. If, prior to the termination of this Escrow, Escrow Agent shall die or shall cease to be Secretary of the Company, any other officer of the Company may, from time to time, at the request of the Company’s Board of Directors, discharge any of the duties and perform any of the acts to be performed by Escrow Agent as Escrow Agent.

5. Investment Representations. In connection with the acquisition of the Shares, Purchaser represents to the Company the following:

5.1 Investment. Purchaser is acquiring the Shares to be issued to Purchaser for investment for Purchaser’s own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933 (the “Securities Act”) or the California Corporate Securities Law of 1968, as amended (“California Securities Law”) to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares to be issued to Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

5.2 Restrictions on Transfer. Purchaser acknowledges that the Shares to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares.

5.3 Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

5.4 Exemption from Registration. Purchaser further acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

5.5 Relationship to Company; Experience. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser’s business or financial experience has the capacity to protect Purchaser’s own interests in connection with Purchaser’s acquisition of the Shares to be issued to Purchaser hereunder. Purchaser has such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available to Purchaser in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

5.6 Purchaser’s Liquidity. In reaching the decision to invest in the Shares, Purchaser has carefully evaluated Purchaser’s financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible personal contingencies, (ii) has no need for liquidity in Purchaser’s investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser’s commitment to investments which are not readily marketable is not disproportionate to Purchaser’s net worth and Purchaser’s investment in the Shares will not cause Purchaser’s overall commitment to become excessive.

5.7 Offer and Sale. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

5.8 Access to Data. Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser’s investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

5.9 Risks. Purchaser acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser’s ownership interest in the Company.

5.10 Valid Agreement. This Agreement when executed and delivered by Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

5.11 Residence. The address set forth on the signature page of this Agreement is Purchaser’s current address and accurately sets forth Purchaser’s place of residence.

6. Securities Compliance.

6.1 Legends. The certificate or certificates representing the Shares shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

6.2 No Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA

CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

6.3 Transfers. In addition to the restrictions imposed under Section 3, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

7. Tax Considerations.

7.1 Tax Effects. Purchaser understands that the tax consequences to Purchaser as a result of this transaction depend on Purchaser’s individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser’s ownership of the Shares. Purchaser has consulted with Purchaser’s own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

7.2 Tax Election. Purchaser shall notify the Company in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986 within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to Purchaser in the absence of such an election.

8. Miscellaneous.

8.1 Amendment. This Agreement may only be amended by written agreement between Company and Purchaser (or with respect to Section 4, by written agreement among the Company, Purchaser and the Escrow Agent).

8.2 Notices. Any notice, demand, request or other communications hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by courier or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, if to Purchaser, at his address as shown on the stock records of the Company or if to Escrow Agent, at the Company’s principal place of business, Attention: the Secretary. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

8.3 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

8.4 Further Actions. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

8.5 Shareholder Rights. Subject to the provisions of this Agreement, Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

8.6 Injunctive Relief. Purchaser agrees that the Company and/or other shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

8.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

8.9 No Employment Effect. Nothing contained herein shall confer upon Purchaser any right to continue in the employ of, or a consulting relationship to, the Company, and the Company reserves all rights to discharge Purchaser for any reason whatsoever, with or without cause.

8.10 Expenses. Each party hereto shall pay his own expenses incurred (including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

8.11 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

8.12 Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

8.13 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

8.14 Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ENVIVIO, INC.	PURCHASER

By:	By:

Name:

Title:

Address:

Vesting Commencement Date (for purpose of Section 3):

ESCROW AGENT

By:

Name:

Title:

SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Common Stock Purchase Agreement and that I know its content. I am aware that by its provisions my spouse agrees to sell all his/her Shares, including any community property interest I may have in such shares, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement and agree that these Shares and any interest I may have in them are subject to the provisions of the Common Stock Purchase Agreement and that I will take no action at any time to hinder the operation of the Common Stock Purchase Agreement on these Shares or any interest I may have in them.

Spouse of Purchaser

Spouse’s Name:

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                                          (            ) shares of the Common Stock (the “Shares”) of Envivio, Inc., a Delaware Company (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No.      herewith, and does hereby irrevocably constitute and appoint                  attorney to transfer such Shares on the books of the Company with full power of substitution in the premises.

Dated:	By

*	This Assignment may only be used in connection with the rights of the Company under Section 3 of a Common Stock Purchase Agreement with the signatory of this Assignment.

EXHIBIT B

STOCK CERTIFICATE AND ESCROW RECEIPT

The undersigned Purchaser acknowledges receipt of a copy of Certificate No.              for              shares of Common Stock of Envivio, Inc.

The undersigned understands that the original of the stock certificate has been deposited into escrow in accordance with Section 4 of the Common Stock Purchase Agreement and is being held by the Escrow Agent at the principal offices of Pillsbury Winthrop Shaw Pittman, LLP.

The undersigned acknowledges that the certificate contains legends restricting transfer as specified in Section 6 of the Common Stock Purchase Agreement.

PURCHASER

Date:	By:

EXHIBIT C

M E M O R A N D U M

TO:	Purchaser under the Common Stock Purchase Agreement

FROM:	Envivio, Inc. (the “Company”)

DATE:

RE:	Section 83(b) Election

The Common Stock Purchase Agreement (the “Agreement”) pursuant to which Common Stock of the Company is being purchased provides, among other things, that (i) the shares being purchased vest in installments over a specified time period, and (ii) if the purchaser’s relationship with the Company terminates before the shares are fully vested, the Company has the right to repurchase the unvested shares from the purchaser for the original issuance price of such shares. In addition, the Company has a right of first refusal in the event the purchaser desires to sell or otherwise transfer the shares to a third party or in the event of a transfer by operation of law or other involuntary transfer.

The purpose of this memorandum is to inform you of certain tax and securities laws considerations in connection with the purchase of the Company’s Common Stock under the Agreement. The first part of this memorandum discusses Section 83 of the Internal Revenue Code of 1986 (the “Code”) and the availability of the election under Section 83(b) of the Code which, if timely made and depending on your personal tax situation, can help minimize your potential tax liability. The second part of this memorandum discusses certain considerations under Rule 144 relating to the payment for Common Stock of the Company using a promissory note. However, purchasers should consult their own tax advisors for specific tax advice.

Section 83 sets forth rules governing the taxation of property, including stock, received by a person in connection with the performance of services. Under Section 83, a purchaser of stock subject to restrictions (such as the Company’s right to repurchase upon termination of the purchaser’s relationship with the Company) will generally recognize ordinary income at such time as restrictions on the stock lapse in an amount equal to the “spread” (i.e., the difference between the purchase price and the fair market value of the stock) calculated at the time the restrictions lapse.

To avoid being taxed at the time the stock restrictions lapse, as required by Section 83, a purchaser may wish to consider making an election under Section 83(b), commonly referred to as a “Section 83(b) election”. If you make this election, you must include, as ordinary income in the year the stock is purchased, an amount equal to the spread on the date the stock is purchased. Such an election must be made within 30 days of purchase and is generally not revocable. It should also be noted that in order to avoid being taxed on the spread as restrictions lapse, a person must make a Section 83(b) election even if no spread exists on the date of purchase as, for example, in the case where one pays fair market value for the stock.

The principal advantage of making a Section 83(b) election is that it permits you to avoid being taxed on the subsequent appreciation in the value of the stock at such time or times as the restrictions on the stock lapse or expire. If a valid Section 83(b) election is made, only the spread, if any, on the date of purchase will be taxed as ordinary income to you in the year of purchase. In addition, since the election commences the holding period for capital gain purposes, all future appreciation (depreciation) would qualify as long-term capital gain (loss) if and when you sell the stock, provided you have owned the stock for more than one year at the time of sale. Although the federal tax rates applicable to ordinary income and capital gains are currently the same, capital gains may again be taxed at a lower rate at some point in the future.

By comparison, if no Section 83(b) election is timely made, a purchaser will be taxed at ordinary income rates on the spread, if any, which exists on the date the restrictions lapse (even if no spread existed on the date of purchase). Consequently, if the value of the stock appreciates significantly between the date of purchase and the date the restrictions lapse, the purchaser may incur a significant tax liability at a time when he may not have the funds available to pay the tax liability and at a time when his investment in the stock may be illiquid. In addition, the long-term capital holding period does not commence until the restrictions lapse.

Attached to this memorandum is a form which may be used for making the Section 83(b) election under the Internal Revenue Code of 1986 and under the correlative Section 17122.7 of the California Revenue and Taxation Code. We strongly suggest that you review your personal tax situation and discuss the advisability of making a Section 83(b) election with your financial advisor or accountant. Should you decide to file a Section 83(b) election, please execute three (3) copies of the Section 83(b) election form and file an executed copy of the form with the Internal Revenue Service no later than 30 days after the stock is acquired. You should check with your tax advisor regarding any filing requirements in your state of residence. In addition, executed copies of the form should be filed with each of your federal tax returns for the year in which you purchase the stock. A copy must also be furnished to the Company.

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned Taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and provides the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and taxpayer identification number of the undersigned are:

Taxpayer	Spouse of Taxpayer

Address:	Address:

Taxpayer I.D. No.	Taxpayer I.D. No.

2.	Description of the property with respect to which the election is being made:

             shares of the Common Stock of Envivio, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is , 20 .

The taxable year to which this election relates is calendar year 20    .

4.	The property is subject to the following restrictions: The right to repurchase the property or some part thereof by the Company for its purchase price. This restriction lapses over time. The property is nontransferable in the Taxpayer’s hands by virtue of certain restrictions against transfer set forth in a Common Stock Purchase Agreement between the Taxpayer and the Company, which restriction lapses over time.

5.	The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of such property is $ ($ per share).

6.	The amount paid by the Taxpayer for such property is $ ($ per share).

7.	The undersigned has furnished a copy of this statement to the Company.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

TAXPAYER

Dated:	By:
Name:

The undersigned Spouse of Taxpayer joins in this election.

SPOUSE OF TAXPAYER

dated:	By:

ENVIVIO, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

(Standard Form with Accelerated Vesting)

Optionee:	Grant Date:

Vesting Commencement Date:

Shares:

Exercise Price:

Envivio, Inc., a Delaware corporation (the “Company”) hereby grants to the optionee named above (the “Optionee”) an option to purchase the amount of shares of Common Stock set forth above (the “Shares”) of the Company, at the Exercise Price set forth above and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company’s 2000 Stock Option Plan (the “Plan”) applicable to non-statutory stock options, which terms and provisions hereby are incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

1. Nature of the Option. This Option is intended to be an non-statutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise to qualify for any special tax benefits to Optionee.

2. Date of Grant; Term of Option. This Option is granted as of the Grant Date set forth above, and it may not be exercised later than ten (10) years from such date.

3. Option Exercise Price. The exercise price for this Option is the Exercise Price per Share set forth above, which price is not less than eighty-five percent (85%) of the fair market value thereof on the date this Option was granted (or not less than one hundred ten percent (110%) of the fair market value thereof on the date this Option was granted, if the Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries).

4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively, during its term as to one-eighth (1/8th) of the Shares at the end of the first full six months of Continuous Status as an Employee of the Company (“Vesting Cliff”) following the Vesting Commencement Date (as set forth above) and thereafter as to one-forty-two (1/42th) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company after such six month period until the Shares are fully vested.

(b) Merger Acceleration. Notwithstanding the exercise provisions of paragraph 4(a), immediately prior to an acquisition or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity (“Acquisition”), this Option shall vest and be exercisable as to an additional number of Shares equivalent to  1/4 of the number of Shares already vested (or such lesser number of Shares that then remain unvested as of such date)(“Acquisition Acceleration”). If this Option is still within the Vesting Cliff immediately prior to a Acquisition, then this Option shall be treated as vesting as to one-forty-eighth (1/48) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company from the Vesting Commencement Date and shall be subject to the Acquisition Acceleration described in the foregoing sentence.

(c) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and, at the Company’s option, either (i) an executed investment representation statement acceptable to the Company (the “Investment Representation Statement”) or (ii) an executed stock purchase agreement acceptable to the Company (the “Stock Purchase Agreement”). Payment of the purchase price shall be made by check or such other consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which this Option shall be exercised shall be registered in the name of Optionee and shall carry the legends set forth in the Plan, the Stock Purchase Agreement or the Investment Representation Statement, as applicable, and/or as required under applicable law.

(d) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Investment Representations. In connection with the acquisition of this Option, Optionee represents and warrants as follows:

(a) Investment Intent. Optionee is acquiring this Option, and upon exercise of this Option, Optionee will be acquiring the Shares for investment for Optionee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) Protection of Interests. Optionee, by reason of Optionee’s business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee’s interests in connection with the acquisition of this Option and the Shares.

6. Termination of Status as an Employee. If Optionee ceases to serve as an Employee for any reason other than death or disability and thereby terminates Optionee’s Continuous Status as an Employee, Optionee shall have the right to exercise this Option at any time within thirty (30) days after the date of such termination to the extent that Optionee was entitled to exercise this Option at the date of such termination. If Optionee ceases to serve as an Employee due to death or disability, this Option may be exercised at any time within six (6) months after the date of death or termination of employment due to disability, in the case of death, by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by Optionee, but in any case only to the extent Optionee was entitled to exercise this Option at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in paragraph 2 hereof.

7. Withholding Tax Liability. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option, and if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability. The Optionee agrees to notify the Company immediately in the event of any disqualifying disposition (within the meaning of Section 421(b) of the Code) of the Shares acquired upon exercise of an incentive stock option.

8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Continuation of Employment. Neither this Option or the Plan nor any Option granted thereunder shall confer upon any Optionee any right to continue in the employment of the Company, its Parent, Subsidiary or a successor corporation or limit in any respect the right of the Company or any such corporations to discharge the Optionee at any time, with or without cause and with or without notice.

10. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Optionee will not sell, transfer, assign, encumber or otherwise dispose of (including, without limitation by operation of law) any of Optionee’s right, title or interest in and to all or any portion of the Shares except as provided in this Section:

(a) Right of First Refusal. In the event Optionee desires (or is required) to sell or transfer in any manner all or a portion of the Shares, the Optionee shall first offer such Shares for sale to the Company (or its assignee) at the same price, and upon the same terms (or reasonably similar terms) as those on which the Optionee is disposing of said Shares (“Right of First Refusal”). Optionee shall offer such Shares to the Company by delivering a written notice (the “Notice”) to the Company stating (i) Optionee’s bona fide intention to sell or otherwise transfer such Shares, (ii) the number of such Shares to be sold or otherwise transferred, (iii) the price for which Optionee proposes to sell such Shares and all additional terms and conditions, if any, of the sale or transfer and (iv) the name of the proposed buyer or transferee. Optionee shall attach to the Notice a copy of the written offer, if any, of the sale or transfer. In the event of a transfer not involving a sale of such Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by the Optionee and Optionee’s proposed transferee in a bona fide “arm’s length transaction,” the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 10(c) below.

Within thirty (30) days after the Company’s receipt of the Notice (the “Acceptance Period”), the Company (or its assignee) may elect to purchase all of the Shares (or, with the consent of the Optionee, a portion thereof) to which the Notice refers, at the price per share (or at the fair market value of such Shares determined pursuant to paragraph 10(c) hereof in the case of a transfer other than a bona fide arms-length transaction) and on the same terms and conditions (or terms and conditions as similar as reasonably possible) as set forth in the Notice. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Optionee either orally or in writing during the Acceptance Period of its intention to purchase all of such Shares (or, with the consent of Optionee, a portion thereof) and either (i) set a date and location for the closing of the transaction on or prior to the last day of the Acceptance Period, or at such later date as the parties may otherwise agree, at which time the Company (or its assignee) shall tender payment for the Shares or (ii) include payment for the Shares with the Company’s notice to Optionee, if in writing, or deliver it to Optionee under separate cover. At such closing, the certificates representing the Shares so purchased shall be delivered to the Company and canceled or, in the case of payment by the Company by mail, such certificates shall be deemed to be canceled upon the date of such mailing of the Company’s payment and, thereafter, shall be promptly returned by Optionee to the Company by certified or registered mail. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. If the Company (or its assignee) does not elect to purchase the Shares to which the Notice refers, Optionee may sell or otherwise transfer the Shares to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price, provided that such sale or transfer is consummated within sixty (60) days from either (i) the lapse of the Acceptance Period or (ii) the date of the Company’s notice, whether written or oral, advising Optionee that it does not intend to purchase the Shares hereunder, whichever occurs first in time and provided, further, that any such sale or transfer is in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by the Optionee within said 60-day period, such Shares shall once again be subject to the Right of First Refusal herein provided.

(b) Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (the “Involuntary Transfer”), of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”). Upon such transfer, the Optionee and person acquiring the Shares shall promptly notify in writing the Secretary of the Company of such transfer. The Company (or its assignee) shall notify Optionee and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares. If the Company (or its assignee) elects to purchase said Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company (or its assignee) not later than thirty (30) days after receipt by the Company of the written notice of the involuntary transfer of the Shares, or at such later date as the parties may otherwise agree. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be canceled. Optionee hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Optionee to the Company (or its assignee). Optionee further authorizes the Company to refuse, or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(c) Determination of Price. With respect to Shares to be transferred pursuant to the Right of First Refusal where the price is not determined as a result of a bona fide arms-length transaction by the Optionee under Section 10(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the then current fair market value of the Shares, as determined by the Board of Directors in good faith after giving consideration to the factors set forth in Section 260.140.50 of Title 10 of the California Code of Regulations or, upon the request of the Optionee, by an independent appraiser acceptable to both the Company and the Optionee; provided, that the Optionee shall be required to bear one-half of the cost of such independent appraisal.

(d) Intra-family Transfers. Notwithstanding anything to the contrary contained herein, Optionee shall have the right, at any time and from time to time during Optionee’s lifetime or upon Optionee’s death, to transfer all or any portion of Optionee’s Shares (the “Transferred Family Shares”) to Optionee’s spouse, any of Optionee’s issue, ancestors or descendants, or a trust for the sole benefit of Optionee, Optionee’s spouse, any of Optionee’s issue, ancestors or descendants (any such individual or trust is hereinafter referred to as an “Intra-family Transferee”), provided that the Intra-family Transferee receiving the Transferred Family Shares executes a consent to be bound by the terms of this Agreement with respect to the Transferred Family Shares. The Transferred Family Shares shall be and remain subject to all of the terms and conditions of this Agreement as were applicable to such Shares immediately prior to their transfer pursuant to this Section 10(d); without limiting the foregoing, the obligations hereunder arising out of the possession or ownership of such Transferred Family Shares shall be binding upon the respective Intra-family Transferees. For purposes of exercising any rights under this Agreement, the Company’s right to purchase the Shares of Optionee shall extend to any Shares owned by an Intra-family Transferee.

(e) Restriction on Alienation. Any sale, transfer, encumbrance, or other disposition or purported sale, transfer, encumbrance or disposition of any of the Shares by Optionee, whether voluntarily, by operation of law or otherwise, shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Optionee further authorizes the Company to refuse, or cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

(f) Assignment by Company. The Company’s Right of First Refusal and Involuntary Transfer Option, at the sole discretion of the Company, may be assigned in whole or in part to any shareholder or shareholders of the Company.

(g) Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including the Company’s Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

(h) Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted the Company by this Section 10 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

(i) Indebtedness. Any payment by the Company for purchase of Shares from Optionee, may be made by cancellation of any indebtedness to Company from Optionee.

(j) Legends. All certificates representing any Shares of the Company purchased upon exercise of the Options shall have endorsed thereon the following legends, or substantially similar legends, in addition to any legends required by state securities laws, unless in the opinion of counsel such legends are no longer necessary:

(1)	THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(2)	THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING A RIGHT OF FIRST REFUSAL OF THE COMPANY, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(k) Market Standoff Agreement. The Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

11. The Plan. This Option is subject to, and the Company and Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without Optionee’s consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by Optionee or the persons entitled to exercise this Option at the Company’s principal office.

12. Entire Agreement; Amendment. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous written or oral negotiations and agreements between them regarding the subject matter hereof. This Agreement may be amended only in writing signed by each of the parties hereto.

ENVIVIO, INC.

By:

Name:

Title:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

OPTIONEE

Date:

By:

Name:

Address:

Mailing Address (if different from above):

ENVIVIO, INC.

COMMON STOCK PURCHASE AGREEMENT

(Stock Purchase Right w/ Note)

Purchaser:	[NAME]	Grant Date:	[DATE OF GRANT]

		Vesting Commencement Date:	[VESTING START DATE]

		Shares:	[SHARES]

		Exercise Price:	[EXERCISE PRICE]

		Aggregate Purchase Price:	[PURCHASE PRICE]

This Common Stock Purchase Agreement (the “Agreement”) is made as of the Grant Date, by and among Envivio, Inc., a Delaware corporation (the “Company”), Purchaser and the Secretary of the Company (as Escrow Agent under Section 4 of this Agreement).

The parties agree as follows:

1. Stock Purchase Right Exercise.

1.1 Purchase. Purchaser has provided notice of exercise of a stock purchase right granted to Purchaser under the Company’s 2000 Stock Option Plan (“Stock Plan”) on the Grant Date set forth above, to purchase the amount of shares of Company’s Common Stock set forth above (the “Shares”), at the Exercise Price set forth above and for a total of the aggregate purchase price set forth above. The term “Shares” refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock dividends, splits or consolidations or pursuant to any recapitalization, consolidation, merger, reorganization or the like.

1.2 Payment. The aggregate purchase price shall be payable in cash, check or a promissory note (“Note”) in the form attached to this Agreement as Exhibit C.

2. Closing; Delivery.

2.1 Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they may agree (the “Closing Date”).

2.2 Delivery. At the Closing, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by him (which shall be issued in Purchaser’s name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid on the Closing Date by delivery of the consideration referenced in Section 1.2 above.

2.3 Note Security. If a Note is used for payment, to secure payment of the Note, the parties agree to the following:

(a) The Note shall become payable in full upon the earlier of the following: (1) the term set forth in the Note, (2) default under the Note, (3) upon termination of the Purchaser’s employment with the Company, (4) upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock, or (5) a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51% of the surviving entity.

(b) As security for the payment of the Note and any renewal, extension or modification thereof, Purchaser hereby grants to the Company a security interest in and assigns, transfers, pledges and delivers to the Company all certificates representing the Shares (the “Collateral”) and an executed blank stock assignment in the form of Exhibit A.

(c) In the event of any foreclosure of the Company’s security interest in the Collateral, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of Company, the securities laws affecting the sale of the Shares make a public sale of the Shares in the event of foreclosure of the Company’s security interest commercially unreasonable. The parties further agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of Shares, the restrictions of applicable securities laws or other restrictions imposed pursuant to this Agreement.

(d) In the event of default in payment when due of any indebtedness under Purchaser’s Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party, including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

(i) To pay all reasonable expenses of the Company in enforcing this Agreement, including without limitation reasonable attorneys’ fees and legal expenses incurred by the Company.

(ii) In satisfaction of the remaining indebtedness under Purchaser’s Note.

(iii) To Purchaser, any remaining proceeds.

(e) Upon payment by Purchaser of any principal amount pursuant to the terms of the Note, the Secretary of the Company or his designee (“Escrow Agent”) shall upon Purchaser’s request, issue to Purchaser (but not more often than once during any six-calendar month period) a certificate representing the number of Shares in Escrow Agent’s possession which were fully paid based upon the number of Shares which were purchasable at the original issue price for the amount of the Note principal paid, and such Shares shall be released from the Collateral and as security for the Note under this Section 2.3. Escrow Agent shall then be discharged of all further obligations relating to such Shares under this Section; notwithstanding the foregoing, Escrow Agent shall retain the Shares if at the time of full payment by Purchaser of such Shares, the Shares are still subject to the escrow provisions contained in Section 4 hereof. Unless Purchaser instructs otherwise, such released Shares shall remain as Collateral under this Section 2.3 to further secure the balance of the Note remaining unpaid.

3. Limitations on Transfer.

In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except as provided in this Section 3.

3.1 Repurchase Option.

(a) In the event of termination of Purchaser’s employment arrangement with the Company or any subsidiary of the Company (the “Employment Arrangement”) for any reason, with or without cause, whether voluntary or involuntary, including death or disability (the “Termination”), the Company shall upon the date of such Termination have an irrevocable and exclusive option (the “Repurchase Option”) to repurchase up to the total number of the Shares specified in Section 3.1(b) at the Original Issuance Price per Share, as adjusted for stock splits, stock dividends, consolidations and the like.

(b) All of the Shares purchased by Purchaser shall initially be subject to the Repurchase Option. Thereafter, the Shares initially subject to the Repurchase Option shall be released from the Repurchase Option, cumulatively, as to one-eighth (1/8th) of the Shares after six (6) months following such Vesting Commencement Date (“Vesting Cliff”) and as to one-forty-two (1/42) of the Shares each month thereafter during the Employment Arrangement.

(c) Notwithstanding the provisions of paragraph 3.1(b), an additional number of Shares equivalent to  1/4 of the number of Shares already released from the Repurchase Option (or such lesser number of Shares then subject to the Repurchase Option) shall be released from the Repurchase Option immediately prior to an acquisition of or a merger with the Company where the shareholders of the Company own less than 51% of the shares of the surviving entity (an “Acquisition”) (the “Acquisition Acceleration”). If the Shares are still within the Vesting Cliff immediately prior to an Acquisition, then the Shares shall be treated as vesting as to one-forty-eighth (1/48) of the Shares at the end of each successive one-month period of Continuous Status as an Employee of the Company from the Vesting Commencement Date and shall be subject to the Acquisition Acceleration described in the foregoing sentence.

(d) Within sixty (60) days following Purchaser’s Termination, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares pursuant to the exercise of the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser in writing of its (or its assignee’s) intention to purchase such Shares hereunder at the repurchase price per share set pursuant to Section 3.1(a) and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares or (ii) close the transaction by mail by including payment for the Shares with the Company’s notice to Purchaser. Payment for the Shares may be in the form of cash, the Company’s check or cancellation of all or a portion of Purchaser’s indebtedness to the Company or any combination thereof. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and cancelled (or the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed cancelled (or the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised its Repurchase Option within ninety (90) days following Purchaser’s Termination shall be released from the Repurchase Option.

3.2 Right of First Refusal.

(a) In the event Purchaser or his transferee desires (or is required) to sell or transfer in any manner any of the Shares that are not subject to the Repurchase Option, Purchaser shall first offer such Shares for sale to the Company upon the terms and conditions specified herein (“Right of First Refusal”) by delivering a notice (the “Notice”) to the Company stating (1) his bona fide intention to sell or otherwise transfer such Shares, (2) the number of such Shares to be sold or otherwise transferred, (3) the price for which Purchaser proposes to sell such Shares, (4) the name of the proposed buyer or transferee and (5) all additional terms and conditions, if any, of the proposed sale or transfer. Purchaser shall attach to the Notice a copy of the written offer, if any, reflecting the terms and conditions of the proposed sale or transfer of the Shares to the third party. In the event of a transfer not involving a sale of the Shares for a specific sum of money, or if, in the sole judgment of the Company’s Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by Purchaser and its proposed buyer or transferee in a bona fide “arm’s length transaction”, the price of the Shares shall be determined by the Company’s Board of Directors in the manner specified in Section 3.4 below.

(b) Within forty-five (45) days following receipt by the Company of the Notice (“Acceptance Period”), the Company (or its assignee) may elect to purchase all or a portion of the Shares to which the Notice refers, at the price per Share and on the same terms and conditions (or terms and conditions as reasonably similar as possible) as set forth in the Notice or at the price per Share determined pursuant to Section 3.4 in the event that the price of the Shares is to be determined by the Company’s Board of Directors under Section 3.2(a).

(c) If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser in writing of its intention to purchase such Shares hereunder and either (1) set a date for the closing of the transaction at a place specified by the Company not later than thirty (30) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares or (2) include payment for the Shares with the Company’s notice to Purchaser. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and cancelled (and the Shares transferred to the Company’s assignee, if applicable) or, in the case of payment by the Company (or its assignee)

by mail, such certificate(s) shall be deemed cancelled (and the Shares transferred to the Company’s assignee, if applicable) as of the date of the mailing of the Company’s notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail.

(d) If the Company (or its assignee) does not elect to purchase all of the Shares to which the Notice refers, Purchaser may sell or otherwise transfer the Shares not purchased to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price; provided, that such sale or transfer is consummated within sixty (60) days from the earlier of (1) the lapse of the Acceptance Period or (2) the date of the Company’s notice, whether written or oral, advising Purchaser that the Company does not intend to purchase the Shares hereunder; provided, further, that any such sale or transfer is made in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by Purchaser within such sixty (60) day period, such Shares shall once again be subject to the Right of First Refusal.

3.3 Involuntary Transfer.

(a) In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the “Involuntary Transfer Option”) at a price (i) set pursuant to Section 3.4 for those Shares that are not subject to the Repurchase Option and (ii) equal to the Original Issuance Price, as adjusted for stock splits, stock dividends, consolidations and the like for those Shares that are subject to the Repurchase Option. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.

(b) The Company (or its assignee) shall notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the date on which the Company was notified of the transfer. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than thirty (30) days from the date of the Company’s notice to Purchaser and the person acquiring the Shares. At such closing, the Company (or its assignee) shall tender payment for the Shares in the form of a check, cancellation of Purchaser’s indebtedness to the Company or some combination thereof and the certificate(s) representing the Shares so purchased shall be cancelled.

3.4 Determination of Price by Board. With respect to the Shares to be transferred pursuant to the Right of First Refusal or the Involuntary Transfer Option where the price per Share is to be determined pursuant to this Section 3.4, the price per Share shall be a price set by the Board of Directors of the Company that will reflect the then current value of such Shares. The Company shall notify Purchaser, his representative or the person acquiring the Shares under Section 3.3 of the price so determined within forty-five (45) days after receipt by the Company of written notice of the transfer or proposed transfer of the Shares.

3.5 Restriction on Alienation. Purchaser agrees that Purchaser will not sell, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares subject to the Repurchase Option, or any right or interest therein, whether voluntarily, by operation of law or otherwise, without the prior written consent of the Company. Any sale, transfer or disposition or purported sale, transfer or disposition of any of the Shares by Purchaser shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser hereby authorizes and directs the Escrow Agent or the Transfer Agent of the Company, as applicable, to transfer the Shares as to which the Repurchase Option, Right of First Refusal or Involuntary Transfer Option has been exercised from Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause the Escrow Agent or its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

3.6 Assignment By Company. The Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

3.7 Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including, insofar as applicable, the Company’s Repurchase Option, Right of First Refusal and Involuntary Transfer Option under this Section 3. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

3.8 Termination of Rights. The Right of First Refusal and Involuntary Transfer Option granted by this Section 3 shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a “public market” shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

3.9 Replacement Certificate. In the event the restrictions imposed by this Agreement shall be terminated as provided in this Section 3 a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Section 6.1(b) herein.

3.10 Excluded Transfers. The restrictions on transfer of this Section 3 shall not apply to an inter-vivos transfer to Purchaser’s ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

3.11 Indebtedness. Notwithstanding any provision to the contrary in this Agreement, any payment by the Company for purchase of Shares from Purchaser may be made by cancellation of any indebtedness to Company from Purchaser.

3.12 Market Standoff Agreement. Purchaser, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchaser during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

4. Escrow; Escrow Instructions.

As security for Purchaser’s faithful performance of the terms and provisions of this Agreement and to insure the availability for delivery of the Shares upon the Company’s (or its assignee’s) exercise of the Repurchase Option, Right of First Refusal or Involuntary Transfer Option, Purchaser shall, at the Closing Date, deliver and deposit with the Secretary of the Company, or such other person designated by the Company as Escrow Agent in this transaction, the share certificate(s) representing the Shares, together with a stock assignment duly endorsed in blank (in the form of Exhibit A to this Agreement). The Escrow Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement including the stock certificate(s) evidencing the Shares and the stock assignment in accordance with the following terms of this Section 4.

4.1 Rights Exercise. In the event the Company (or its assignee) shall elect to exercise the Repurchase Option, Right of First Refusal or Involuntary Transfer Option set forth in Section 3 of this Agreement (collectively the “Rights”) in whole or in part, the Company (or its assignee) shall give to Purchaser and to Escrow Agent a written notice specifying a time, place and/or manner for a closing hereunder.

4.2 Closing Instructions. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to take all such actions as may be necessary or proper to close the transaction contemplated by such notice in accordance with the terms of such notice. At the closing, Escrow Agent is directed to (i) date such stock assignment as shall be necessary for the specific transfer, (ii) fill in the number of Shares being transferred, and (iii) deliver the same, together with the certificate(s) evidencing the Shares to be transferred, to the Company (or its assignee) as provided in this Agreement against the simultaneous delivery to Escrow Agent of the purchase price for the number of Shares being purchased pursuant to this Agreement.

4.3 Additional Share Deposit. Purchaser irrevocably authorizes the Company to deposit with Escrow Agent any securities (including additional shares of the Company’s Common Stock) or other property (including cash) which Purchaser would be entitled to receive on account of any Shares held by Escrow Agent hereunder. To facilitate the performance of this Agreement, Purchaser irrevocably constitutes and appoints Escrow Agent as his attorney-in-fact and agent for the term of the escrow to execute with respect to such Shares all stock certificates, stock assignments, or other instruments, which shall be necessary or appropriate to make such securities negotiable and to complete any transaction contemplated under this Agreement, including but not limited to any filings to comply with state or federal securities laws.

4.4 Share Release. Upon written request from the Company and Purchaser, Escrow Agent is authorized to release from escrow the number of Shares indicated in that written request pursuant to this Agreement.

4.5 Escrow Termination. The escrow shall terminate upon the termination of the Company’s Rights under Section 3 of this Agreement. Upon termination of this escrow, Escrow Agent shall delivery to Purchaser all documents, securities, or other property belonging to Purchaser that are still in Escrow Agent’s possession, and Escrow Agent shall be discharged of all further obligations under Section 4.

4.6 Escrow Amendment. Escrow Agent’s duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties to this Agreement and approved by Escrow Agent.

4.7 Escrow Agent Liability. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent’s own good judgment and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent’s own attorneys shall be conclusive evidence of such good faith. Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. Escrow Agent shall not be liable for the termination of any rights under any applicable statute of limitations with respect to the provisions of this Section 4 or any documents deposited with Escrow Agent.

4.8 Court Orders. Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

4.9 Execution Effect. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of Section 4 and for no other provisions of this Agreement.

4.10 Escrow Agent Successors. If, prior to the termination of this Escrow, Escrow Agent shall die or shall cease to be Secretary of the Company, any other officer of the Company may, from time to time, at the request of the Company’s Board of Directors, discharge any of the duties and perform any of the acts to be performed by Escrow Agent as Escrow Agent.

5. Investment Representations.

In connection with the acquisition of the Shares, Purchaser represents to the Company the following:

5.1 Investment. Purchaser is acquiring the Shares to be issued to Purchaser for investment for Purchaser’s own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933 (the “Securities Act”), the California Corporate Securities Law of 1968, as amended (“California Securities Law”) or to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares to be issued to Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

5.2 Restrictions on Transfer. Purchaser acknowledges that the Shares to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares.

5.3 Rule 144. Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

5.4 Exemption from Registration. Purchaser further acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

5.5 Relationship to Company; Experience. Purchaser either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser’s business or financial experience has the capacity to protect Purchaser’s own interests in connection with Purchaser’s acquisition of the Shares to be issued to Purchaser hereunder. Purchaser has such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available to Purchaser in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

5.6 Purchaser’s Liquidity. In reaching the decision to invest in the Shares, Purchaser has carefully evaluated Purchaser’s financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible personal contingencies, (ii) has no need for liquidity in

Purchaser’s investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser’s commitment to investments which are not readily marketable is not disproportionate to Purchaser’s net worth and Purchaser’s investment in the Shares will not cause Purchaser’s overall commitment to become excessive.

5.7 Offer and Sale. Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

5.8 Access to Data. Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser’s investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

5.9 Risks. Purchaser acknowledges and understands that (i) an investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser’s ownership interest in the Company.

5.10 Valid Agreement. This Agreement when executed and delivered by Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

5.11 Residence. The address set forth on the signature page of this Agreement is Purchaser’s current address and accurately sets forth Purchaser’s place of residence.

6. Securities Compliance.

6.1 Legends. The certificate or certificates representing the Shares shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR

DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

6.2 No Qualification. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

6.3 Transfers. In addition to the restrictions imposed under Section 3, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

7. Tax Considerations.

7.1 Tax Effects. Purchaser understands that the tax consequences to Purchaser as a result of this transaction depend on Purchaser’s individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser’s ownership of the Shares. Purchaser has consulted with Purchaser’s own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

7.2 Tax Election. Purchaser shall notify the Company in writing if Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986 within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to Purchaser in the absence of such an election.

7.3 Compliance with Income Tax Laws.

(a) Purchaser authorizes the Company to withhold in accordance with applicable law from any compensation payable to Purchaser any taxes required to be withheld by Federal, state or local laws as a result of the purchase of the Shares. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the purchase of the Shares, Purchaser agrees to pay the

Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not Purchaser is an employee of the Company at that time.

(b) In the event that the Note is subject to the provisions of Section 1274 of the Internal Revenue Code of 1986, as amended (the “Code”), and would have original issue discount subject to Section 1272 of the Code, the Company and the Purchaser agree to make and file a timely election under Section 1274A(c) of the Code and regulations thereunder to account for all of the interest on the Note on the cash receipts and disbursements method for Federal income tax purposes.

8. Miscellaneous.

8.1 Amendment. This Agreement may only be amended by written agreement between Company and Purchaser (or with respect to Section 4, by written agreement among the Company, Purchaser and the Escrow Agent).

8.2 Notices. Any notice, demand, request or other communications hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by courier or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, if to Purchaser, at his address as shown on the stock records of the Company or if to Escrow Agent, at the Company’s principal place of business, Attention: the Secretary. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

8.3 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

8.4 Further Actions. Both parties agree to execute any additional documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

8.5 Shareholder Rights. Subject to the provisions of this Agreement, Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

8.6 Injunctive Relief. Purchaser agrees that the Company and/or other shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

8.8 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

8.9 No Employment Effect. Nothing contained herein shall confer upon Purchaser any right to continue in the employ of, or a consulting relationship to, the Company, and the Company reserves all rights to discharge Purchaser for any reason whatsoever, with or without cause.

8.10 Expenses. Each party hereto shall pay his own expenses incurred (including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

8.11 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

8.12 Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

8.13 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

8.14 Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ENVIVIO, INC.	PURCHASER

By	By
[NAME]	[NAME]
[TITLE]

Address:

ESCROW AGENT
(For the purposes of Section 4 only)

By
[NAME]
[TITLE]

SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Common Stock Purchase Agreement and that I know its content. I am aware that by its provisions my spouse agrees to sell all spouse’s Shares, including any community property interest I may have, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement and agree that these Shares and any interest I may have in them are subject to the provisions of the Common Stock Purchase Agreement and that I will take no action at any time to hinder the operation of the Common Stock Purchase Agreement on these Shares or any interest I may have in them.

SPOUSE OF PURCHASER

By

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned Purchaser hereby sells, assigns and transfers                      shares of the Common Stock (the “Shares”) of ENVIVIO, INC., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No.              herewith, unto                      and does hereby irrevocably constitute and appoint                      attorney to transfer such Shares on the books of the Company with full power of substitution in the premises.

Dated:	By:

Print Name:	[NAME]

*	This Assignment may only be used in connection with the rights of the Company under Sections 2.3 and 3.1 of the Common Stock Purchase Agreement with the signatory of this Assignment.

EXHIBIT B

STOCK CERTIFICATE AND ESCROW RECEIPT

The undersigned Purchaser acknowledges receipt of a copy of Certificate No.      for              shares of Common Stock of ENVIVIO, INC.

The undersigned understands that the original of the stock certificate has been deposited into escrow in accordance with Section 4 of the Common Stock Purchase Agreement and is being held by the Escrow Agent at the principal offices of ENVIVIO, INC.

The undersigned acknowledges that the certificate contains legends restricting transfer as specified in Section 6 of the Common Stock Purchase Agreement.

PURCHASER

Dated:	By:

Print Name:	[NAME]

EXHIBIT C

PROMISSORY NOTE

[PURCHASE PRICE]	South San Francisco, California Effective: [DATE OF GRANT]

For value received, the undersigned promises to pay to ENVIVIO, INC, a Delaware corporation (the “Company”), or order, at its principal office, the principal sum of [SPELL PURCHASE PRICE] United States Dollars ([PURCHASE PRICE]) with interest thereon at the applicable federal rate in effect for the above referenced month and year under § 1274(d) of the Internal Revenue Code (to be later inserted at the bottom of this Note), compounded annually, on the unpaid balance of the principal sum. All principal and accrued interest shall be due and payable on or before four (4) years after the date of this Note and shall initially be paid through a payroll deduction program instituted by the Company.

The foregoing notwithstanding, this Note shall be immediately due and payable, at the option of the holder, upon the termination of the employment of the undersigned by the Company for any reason, the term set forth in the Note, any default under the Note, upon the effective date of a registration statement by the Company in connection with the public offering of any class of its capital stock, or a merger or acquisition where the shareholders of the Company prior to such merger or acquisition, hold less than 51% of the surviving entity.

The principal and interest are payable in lawful money of the United States of America. The undersigned may prepay in full the amount of any principal or accrued interest under the Note.

Should default be made in the payment of any installment when due, then the whole sum of principal and accrued interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

This Note is secured by a pledge of certain shares of the Company’s Common Stock pursuant to a Common Stock Purchase Agreement of even date herewith, and is subject to all the provisions thereof.

The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.

[NAME]

Interest Rate: